LEASE

THIS LEASE, made as of the 14th day of June, 2022, by and between the Landlord and Tenant hereinafter defined in Sections 1(a) and 1(c), respectively.

W I T N E S S E T H:

1.
Basic Lease Provisions.

The following sets forth basic data hereinafter referred to in this Lease and, where appropriate, constitute definitions of the terms hereinafter listed:

(a)
Landlord: Troy Place Equities II, LLC, a Michigan Limited Liability Company, and Nemer Troy Place Equities II, LLC, a Michigan Limited Liability Company, as tenants in common (collectively, “Landlord”).

(b)
Landlord's Address: 26877 Northwestern Highway, Suite 101, Southfield, Michigan 48033.

(c)
Tenant: Conifer Holdings, Inc., a Michigan corporation.

(d)
Tenant's Address: 550 West Merrill Street, Suite 200, Birmingham, Michigan 48009. After the Commencement Date, Tenant’s Address will be the address of the Demised Premises.

(e)
Building: That certain office building located at 3001 West Big Beaver Road, in the City of Troy, County of Oakland and State of Michigan.

(f)
Demised Premises: The premises known as Suite 200 located on the second floor of the Building containing 8,742 square feet of rentable floor area as shown on the plan attached hereto as Exhibit “A”.

(g)
Commencement Date: See Section 3.2 hereof.

(h)
Expiration Date: The last day of the eighty-seventh (87th) complete calendar month following the Commencement Date.

(i)
Basic Rental:

1.
For the Free Rent Period (as hereinafter defined), Basic Rental shall be $0.00 per month. The term "Free Rent Period" is hereby defined as follows: (i) if the Commencement Date is the first day of a calendar month, the Free Rent Period shall be the period beginning on the Commencement Date and ending on the last day of the third (3rd) complete calendar month following the Commencement Date, and (ii) if the Commencement Date is a day other than the first day of a calendar month, the Free Rent Period shall be the period beginning on the Commencement Date and ending on the day immediately preceding the day which corresponds numerically to the Commencement Date in the third (3rd) calendar month following the calendar month which contains the Commencement Date (provided that if there is no such numerically corresponding day in such third (3rd) calendar month, the Free Rent Period shall end on the last day of such third (3rd) calendar month).

2.
For the period beginning on the first day immediately following the expiration of the Free Rent Period and ending on the last day of the fifteenth (15th) complete calendar month following the Commencement Date, Basic Rental shall be $14,023.63 per month (computed on the basis of $19.25 per rentable square foot per year for 8,742 rentable square feet).

3.
For the period beginning on the first day of the sixteenth (16th) complete calendar month following the Commencement Date and ending on the last day of the twenty-seventh (27th) complete calendar month following the Commencement Date, Basic Rental shall be $14,387.88 per month (computed on the basis of $19.75 per rentable square foot per year for 8,742 rentable square feet).

4.
For the period beginning on the first day of the twenty-eighth (28th) complete calendar month following the Commencement Date and ending on the last day of the thirty-ninth (39th) complete calendar month following the Commencement Date, Basic Rental shall be

$14,752.13 per month (computed on the basis of $20.25 per rentable square foot per year for 8,742 rentable square feet).

5.
For the period beginning on the first day of the fortieth (40th) complete calendar month following the Commencement Date and ending on the last day of the fifty-first (51st) complete calendar month following the Commencement Date, Basic Rental shall be $15,116.38 per month (computed on the basis of $20.75 per rentable square foot per year for 8,742 rentable square feet).

6.
For the period beginning on the first day of the fifty-second (52nd) complete calendar month following the Commencement Date and ending on the last day of the sixty-third (63rd) complete calendar month following the Commencement Date, Basic Rental shall be

$15,480.63 per month (computed on the basis of $21.25 per rentable square foot per year for 8,742 rentable square feet).

7.
For the period beginning on the first day of the sixty-fourth (64th) complete calendar month following the Commencement Date and ending on the last day of the seventy-fifth (75th) complete calendar month following the Commencement Date, Basic Rental shall be

$15,844.88 per month (computed on the basis of $21.75 per rentable square foot per year for 8,742 rentable square feet).

8.
For the period beginning on the first day of the seventy-sixth (76th) complete calendar month following the Commencement Date and ending on the last day of the eighty-seventh (87th) complete calendar month following the Commencement Date, Basic Rental shall be

$16,209.13 per month (computed on the basis of $22.25 per rentable square foot per year for 8,742 rentable square feet).

(j)
Base Expenses: Expenses (as defined in Section 14.1(a) hereof) incurred for the 2022 calendar year.

(k)
Reserved Parking: Four (4) reserved parking spaces in the Parking Garage at a rate of $75.00 per month for each space. See Article 30 hereof.

(l)
Options to Renew: Two (2) five (5)-year renewal options (see Article 31 hereof).

(m)
Right of First Offer: See Article 32 hereof.

(n)
Security Deposit: $16,209.13.

(o)
Business Day: means all days other than Saturdays, Sundays and legal holidays in the State of Michigan and those days on which banking institutions in such state are authorized by law to close for business.

2.
Demised Premises.

2.1
Landlord, in consideration of the rents to be paid and the covenants to be performed by Tenant, and upon and subject to the terms and provisions herein set forth, does hereby lease unto Tenant the Demised Premises described in Section 1(f) hereof together with the non-exclusive right and easement to use the exterior and interior common and public areas and facilities which may from time-to-time be furnished by Landlord, including parking areas and decks (other than the enclosed parking garage except as provided in Article 30 hereof), in common with Landlord and the tenants and occupants (their agents, employees, customers and invitees) of the Building and of adjacent buildings now or hereafter constructed such exterior and interior common areas and facilities to be hereinafter referred to as the "common areas").

2.2
Landlord reserves the right (a) to designate certain parking areas for the exclusive use of designated tenants or for short term parking, (b) to make changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Demised Premises) and the fixtures and equipment thereof as well as the interior and exterior common areas, including the construction of additional buildings and parking decks; (c) to eliminate, substitute and/or rearrange the interior and exterior common areas as Landlord deems appropriate in its discretion, and (d) to erect, maintain and use pipes, ducts, conduits and wires in and through the Demised Premises in locations which will not materially interfere with Tenant's use thereof. Notwithstanding the foregoing, Landlord shall not exercise any right under the preceding sentence of this Section 2.2 in such a manner so as to unreasonably interfere with (i) Tenant's use of the Demised Premises, (ii) Tenant's ingress to, and egress from, the Demised Premises, or (iii) Tenant’s access to the parking areas adjacent to the Building.

2.3
Tenant and its employees and invitees shall have access to the Demised Premises twenty-four (24) hours per day, seven (7) days per week, provided that (i) during non-business hours, access to the Building shall be limited to the east entrance (facing Coolidge Highway), and (ii) any person entering the Building will be required to sign in with the security guard and show photo identification.

3.
Term and Construction.

3.1
Landlord shall perform the Tenant Improvement Work (as defined in Exhibit "C" attached hereto) in accordance with the terms and provisions of said Exhibit "C". The term of this Lease shall commence on the Commencement Date (as hereinafter defined) and expire on the Expiration Date (as defined in Section 1(h) hereof). Following the determination of the Commencement Date, the parties shall execute a commencement certificate to memorialize the Commencement Date, the Expiration Date, the Basic Rental schedule, and any other relevant dates hereunder.

3.2
The term "Commencement Date" shall mean the date which is the later of (i) the date on which Landlord has Substantially Completed (as hereinafter defined) the Tenant Improvement Work, and (ii) September 1, 2022. Notwithstanding the foregoing, in the event Tenant shall (a) take possession of the Demised Premises and (b) commence business operations therefrom, the Commencement Date shall be deemed to be the date Tenant so takes possession of the Demised Premises and commences business operations therefrom. Within thirty (30) days after the Commencement Date, Tenant shall submit a list of incomplete or defective items in the Tenant Improvement Work (the "Punch-List"). Landlord covenants and agrees to complete, at its sole cost and expense, all items on the Punch-List within thirty (30) days after the receipt of said Punch-List, using commercially reasonable efforts to minimize any interference with Tenant’s use of the Demised Premises.

The term "Substantially Complete" shall mean (i) completion subject only to the completion of those items that do not materially interfere with Tenant's use of the Demised Premises, and (ii) receipt of all governmental approvals required for occupancy of the Demised Premises.

Landlord shall use commercially reasonable efforts to Substantially Complete the Tenant Improvement Work by September 1, 2022 (the “Target Commencement Date”). On or before August 1, 2022, Landlord shall notify Tenant in writing as to Landlord’s projected date of Substantial Completion.

Notwithstanding anything to the contrary contained herein, in the event the Commencement Date has not occurred within one hundred twenty (120) days following the execution of this Lease by both parties and Tenant’s approval of the construction drawings for the Tenant Improvement Work (such 120-day period to be extended on a day-for-day basis by the period of any Tenant Delay (as hereinafter defined) or any event described in Article 24 hereof), then the Free Rent Period shall be increased by one (1) day for each day following the expiration of such 120-day period (as extended) until the Commencement Date occurs, and such additional free rent shall be Tenant's sole and exclusive remedy for such delay in the Commencement Date, provided, however, in the event that the Commencement Date has not occurred within one hundred fifty (150) days following the execution of this Lease by both parties and Tenant’s approval of the construction drawings for the Tenant Improvement Work (such 150-day period to be extended on a day-for-day basis by the period of any Tenant Delay or any event described in Article 24 hereof), then then the Free Rent Period shall be increased by two (2) days for each day following the expiration of such 150-day period (as extended) until the Commencement Date occurs, and such additional free rent shall be Tenant's sole and exclusive remedy for such delay in the Commencement Date

The term "Tenant Delay" shall mean any delay caused directly by Tenant or Tenant's contractors in the Substantial Completion of the Tenant Improvement Work, including (i) any delay caused by a change in the Tenant Improvement Work requested by Tenant from and after the date hereof (other than a change requested by Tenant to cure a violation of applicable law contained in the Tenant Improvement Plans), (ii) any delay caused as a result of interference by Tenant or Tenant's subcontractors with the construction of the Tenant Improvement Work and/or obtaining final inspections and approvals from the City of Troy, and/or (iii) any delay in obtaining final inspections or approvals from the City of Troy caused by the fact that work to be performed by Tenant or its subcontractors has not been completed. If Landlord desires to rely upon a Tenant Delay under this provision, Landlord must provide written notice of such Tenant Delay (“Landlord’s Delay Notice”) within three (3) Business Days following the date on which Landlord becomes aware of the occurrence of the events or circumstances on which Landlord’s claim of a Tenant Delay is based, which notice shall include an explanation of how such events or circumstances will impact the Substantial Completion of the Tenant Improvement Work. In the event Landlord shall fail to provide Landlord’s Delay Notice within such three (3) Business Day period, Landlord shall be deemed to have waived any claim of a Tenant Delay based upon such events or circumstances. Landlord agrees to inform Tenant of the number of days involved in a Tenant Delay as soon as reasonably possible after such information is available to Landlord. Landlord further agrees to use commercially reasonable efforts to mitigate the impact of the Tenant Delay on the project, provided that Landlord shall not be required to incur additional costs to mitigate such impact unless Tenant agrees to pay such additional costs.

3.3
Tenant shall have the right to enter the Demised Premises at least fifteen (15) days prior to the Commencement Date for the purposes of installing voice/data cable, furniture, and telecommunications equipment, provided (i) such activities by Tenant shall not unreasonably interfere in any material respect with the completion of the Tenant Improvement Work and/or obtaining final inspections and approvals from the City of Troy, (ii) Landlord shall not be responsible or liable for any injury (including death) to persons or loss or damage to any of Tenant's improvements, fixtures or equipment or any other materials installed or left in the Demised Premises by Tenant or its contractors prior to the Commencement Date, and (iii) any such use of the Demised Premises by Tenant prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease except the payment of Basic Rental or any other charge for occupancy or use of the Demised Premises.

4.
Basic Rental.

Tenant shall pay to Landlord as rent for the Demised Premises the Basic Rental set forth in Section 1(i) hereof. The installment of Basic Rental payable with respect to the first complete calendar month following the Free Rent Period shall be payable upon the execution of this Lease. Thereafter, Basic Rental shall be paid, in advance, upon the first day of each and every successive calendar month throughout the term of this Lease.

5.
Use and Occupancy.

The Demised Premises shall be used and occupied for office use and purposes incidental thereto and for no other purposes without the written consent of Landlord. Tenant shall comply with all requirements of the National Fire Protection Association, and Tenant shall not use the Demised Premises in any manner which will in any way directly cause an increase in the existing rate of, or otherwise affect, any fire or other insurance upon the Demised Premises or the Building, or adversely affect or materially interfere with any services required to be furnished by Landlord to Tenant or to any other tenants or occupants of the Building. Tenant shall not use the Demised Premises for any purpose in violation of any law, municipal ordinance, or regulation, nor shall Tenant perform any acts or carry on any practices which injure or cause waste in or about the Demised Premises or the Building or be a legal nuisance to the other tenants of the Building. Tenant shall not use, store, or place in or upon the Demised Premises any toxic or hazardous substances or materials other than office supplies and cleaning fluids typically used in a business office in compliance with applicable law.

6.
Utilities and Services.

6.1
Landlord will arrange for the furnishing of electricity to the Demised Premises. The usage of electricity in the Demised Premises will be separately metered, and Tenant shall pay for such electricity usage at the applicable General (Secondary) Service Rate of The Detroit Edison Company, such charge for electricity to be payable, as additional rent, in monthly installments payable within thirty (30) days following receipt of an invoice from Landlord.

6.2
Landlord shall furnish the Demised Premises with (a) heat, ventilation and air conditioning from 7:00 AM to 7:00 PM on weekdays, from 8:00 AM to 5:00 PM on Saturdays; provided that (i) Landlord shall not be required to provide heat, ventilation and air conditioning on New Year’s Day, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas Day (collectively, "Legal Holidays"), (ii) Landlord shall not be required to provide heat, ventilation and air conditioning in violation of any applicable policies or regulations adopted by any utility or governmental agency, and (iii) Landlord shall not be required to install supplemental ventilation and air conditioning equipment to service the Demised Premises, (b) elevator service twenty-four hours a day, seven days a week, (c) domestic water in common with other tenants for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord in the common area restrooms and the Breakroom in the Demised Premises, and (d) janitorial services on weekday nights (excluding Legal Holidays) between the hours of 6:00 PM and 12:00 AM in accordance with Exhibit “D” attached hereto, provided, however, Landlord shall not be responsible for removal and disposal of trash in excess of that created as a result of normal office operations.

Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated or an actual or constructive eviction or partial eviction be deemed to have occurred by reason of any of the following (a “Service Interruption”): (1) the failure, interruption or malfunctioning of any electrical or mechanical equipment, utility or other service to the Building; (2) the installation, use or interruption of use, of any equipment in connection with the furnishing of any of the foregoing services as described in Section 6.1 and the preceding paragraph of this Section 6.2, (3) the failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Demised Premises or to the Building (provided that, to the extent commercially reasonable, Landlord will endeavor to perform such repairs or improvements in a manner which will minimize any interference with business operations in the Demised Premises), or (4) any limitation, curtailment, rationing or restriction on use of water, electricity, steam, gas or any other form of energy serving the Demised Premises or the Building. Landlord shall use commercially reasonable efforts diligently to remedy any interruption in the furnishing of such services.

Notwithstanding the preceding paragraph, in the event that Tenant is prevented from using, and does not use, the Demised Premises or any portion thereof, for more than three (3) consecutive Business Days as a result of a Service Interruption caused by the negligence or willful act of Landlord, its agents, contractors or employees, then Tenant's Basic Rental and additional rent shall be abated or reduced, as the case may be, after expiration of the 3-day period for such time that Tenant continues to be so prevented from using the Demised Premises or a portion thereof, in the proportion that the rentable area of the portion of the Demised Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Demised Premises.

6.3
Tenant shall pay, as additional rent, the cost of providing (i) all heating, ventilating and air conditioning, including all related utility costs, to the Demised Premises in excess of that required to be provided by Landlord pursuant to Section 6.2 hereof, provided Landlord shall have no obligation to provide heating, ventilating or air conditioning to the extent same cannot be provided utilizing the existing equipment servicing the Building, and (ii) janitorial service in excess of, or at different times than, the service required to be provided by Landlord pursuant to Section 6.2 hereof. Tenant shall notify Landlord in writing at least one (1) Business Day prior to the time it requires heating, ventilating and air conditioning during periods the same are not otherwise furnished by Landlord pursuant to Section 6.2 hereof. The charge for operating the base building HVAC system on the second floor of the Building in excess of the hours set forth in Section 6.2 hereof shall be (i)

$45.00 per hour during the period beginning on November 1 and ending on March 31, and (ii)

$75.00 per hour during the period beginning on April 1 and ending on October 31, provided that the foregoing charges shall be adjusted on January 1, 2024 and on January 1 of each year thereafter based upon any increase in the cost of electricity.

7.
Repairs.

7.1
Landlord shall maintain the following in good order and condition comparable to other first-class buildings in the Troy office market: (i) the common areas, including any lobbies, stairs, elevators, corridors, and restrooms, (ii) the windows and exterior walls, roofs, foundations, and structure of the Building, and (iii) the mechanical heating, ventilation, air-conditioning, fire protection, plumbing, electrical equipment, and life safety systems servicing the Building. In addition, Landlord shall be required to make all repairs to the Demised Premises (a) which are necessitated by the negligence or willful act of Landlord or Landlord’s agents, employees, or contractors, or (b) which constitute structural repair and/or replacement work. Notwithstanding the foregoing, except as otherwise provided in Article 11 hereof, Tenant shall pay the cost of any repairs to the Building or the Demised Premises to the extent occasioned by the negligence, willful act, or default of Tenant, its agents, employees, invitees, and contractors. All such work shall be performed promptly and in a manner which, to the extent reasonably possible, minimizes any interruptions or interference with Tenant’s operations in the Demised Premises.

7.2
Subject to the provisions of Section 7.1 hereof, Tenant shall keep the Demised Premises and every part thereof in good condition and repair, including (i) any special equipment installed in the Demised Premises by Tenant, such as supplemental air conditioning equipment, and

(ii) any other alterations, additions, or improvements made to the Demised Premises by Tenant. At the commencement of this Lease, Landlord shall install fire extinguishers in the Demised Premises to the extent then required by applicable fire codes. Thereafter, Tenant shall be responsible for installing, maintaining, and replacing fire extinguishers in the Demised Premises to the extent required by applicable fire codes. All repairs made by or on behalf of Tenant shall be made and performed in such manner as Landlord may reasonably designate, by contractors or mechanics reasonably approved by Landlord and in accordance with the rules and regulations relating thereto annexed to this Lease as Exhibit "B" and all applicable laws, codes, and regulations. Subject to the provisions of Article 8 hereof, Tenant shall, at the end of the term hereof, surrender to Landlord the Demised Premises in the same condition as when received, except for ordinary wear and tear, repairs required to be made by Landlord, and damage by fire, earthquake, act of God or the elements. Landlord has no obligation, and has made no promise, to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof and no representations respecting the condition of the Demised Premises or the Building have been made by Landlord to Tenant except as expressly set forth in this Lease.

7.3
In the event that it is necessary or required by any governmental authority or law to repair, alter, remove, reconstruct or improve any part of the Demised Premises or of the Building,

then the same shall be made by Landlord with reasonable dispatch (unless the same shall result from Tenant's default or change in use of the Demised Premises or shall have been required by the City in connection with any alteration of the Demised Premises (other than the Tenant Improvement Work) performed by, or at the request of, Tenant, in which event Tenant shall make all such repairs, alterations and improvements or, at Landlord's option, Landlord shall make such repairs, alterations and improvements and shall be promptly reimbursed by Tenant for the cost incurred by Landlord in so doing), and should the making of such repairs, alterations or improvements cause any interference with Tenant's use of the Demised Premises, such interference shall not relieve Tenant from the performance of its obligations hereunder nor shall such interference be deemed an actual or constructive eviction or partial eviction or result in an abatement of rental. Notwithstanding the preceding sentence, in the event that Tenant is prevented from using, and does not use, the Demised Premises or any portion thereof, for more than three (3) consecutive Business Days as a result of Landlord's performance of such work, then Tenant's Basic Rental and additional rent shall be abated or reduced, as the case may be, after expiration of the 3-day period for such time that Tenant continues to be so prevented from using the Demised Premises or a portion thereof, in the proportion that the rentable area of the portion of the Demised Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Demised Premises.

8.
Alterations.

Tenant shall not make any alterations, additions, or improvements to the Demised Premises (whether or not the same may be structural in nature) or attach any fixtures or equipment thereto without Landlord's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in this Lease, Landlord’s consent shall not be required for any alterations to the Demised Premises which do not affect or alter in any way (or, by reason of the application of applicable law, trigger the requirement to alter) the (a) HVAC, electrical, life safety, fire alarm, fire protection or plumbing systems or equipment in the Building, (b) structural integrity of the Building, or (c) exterior of the Building, provided that (i) at least two (2) Business Days prior to commencing such work, Tenant shall notify Landlord in advance as to the scope of any such work and the contractors performing such work, and (ii) such work shall otherwise be performed in accordance with the provisions of this Article 8. All such alterations, additions or improvements shall be performed by contractors or mechanics approved by Landlord (which approval shall not be unreasonably withheld) and in accordance with the rules and regulations annexed hereto as Exhibit "B" and all applicable laws, codes, and regulations. Tenant shall furnish Landlord with such sworn statements and waivers of lien as Landlord shall reasonably request in connection with such work and shall comply with such other reasonable safeguards and controls as Landlord shall require. Any such alterations, additions or improvements made by either party hereto to the Demised Premises shall become the property of Landlord upon their installation or completion and shall remain upon, and be surrendered with, the Demised Premises at the expiration or termination of this Lease; provided, however, that Landlord may require Tenant to remove any additions made by Tenant to the Demised Premises without Landlord’s prior approval (to the extent such approval was required hereunder). In the event Tenant has not removed its property and equipment within ten (10) days after the expiration or termination of this Lease, Landlord may elect to retain the same as abandoned property or remove and dispose of such abandoned property at the cost and expense of Tenant.

9.
Insurance and Indemnification.

9.1
Landlord shall provide and keep in force, or cause to be provided or kept in force, during the term of this Lease: (a) commercial general liability insurance (with limits not less than the limits set forth in Section 9.3 hereof) with respect to Landlord's operation of the Building and the common areas for bodily injury or death and damage to property of others; (b) “all-risk” casualty insurance covering the Building and the common areas, excluding Tenant's Property (as hereinafter defined); and (c) loss of rental income insurance; together with such other insurance as Landlord, in its sole discretion, elects to obtain. Insurance provided by Landlord shall have such limits of liability, deductibles, and exclusions, and shall otherwise be on such terms and conditions as Landlord shall from time to time determine reasonable and sufficient. The term “Tenant’s Property” shall mean Tenant’s trade fixtures, equipment, personal property and any leasehold improvements (other than the Tenant Improvement Work) installed by Tenant at Tenant’s sole cost.

9.2
Tenant shall indemnify and hold Landlord harmless from any damage to any property or injury to or death of any person occurring in the Demised Premises, unless caused by the negligence or willful act of Landlord, its agents, contractors, or employees. Landlord shall indemnify and hold Tenant harmless from any damage to any property or injury to or death of any person occurring in the Building (excluding the Demised Premises) or common areas, unless caused by the negligence or willful act of Tenant, its agents, contractors, or employees. The foregoing indemnity obligations of Landlord and Tenant shall include reasonable attorney's fees, investigation costs and all other costs and expenses incurred from the first notice that any claim or demand is to be made or may be made. The provisions of this Section 9.2 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

9.3
Tenant shall procure and keep in effect commercial general liability insurance, including property damage and contractual liability, on an occurrence basis with bodily injury and property damage combined single limits of liability of not less than Two Million Dollars ($2,000,000) per occurrence, insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Demised Premises and all areas appurtenant thereto.

9.4
Tenant shall procure and keep in effect “all-risk” casualty insurance for the full replacement cost of Tenant's trade fixtures, equipment, personal property and any leasehold improvements installed by Tenant.

9.5
Tenant shall deliver certificates evidencing the insurance required pursuant to Sections 9.3 and 9.4 hereof to Landlord on or before the Commencement Date, and thereafter as soon as practicable prior to the expiration of the then-current policies. Such insurance shall name Landlord as an additional insured and certificate holder, shall specifically include the liability assumed hereunder by Tenant, and shall provide that it is primary insurance and not excess over, or contributory with, any other valid, existing, and applicable insurance in force for or on behalf of Landlord.

10.
Assignment and Subletting.

10.1
Except as expressly permitted pursuant to this Article 10, Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign, transfer, hypothecate, or mortgage this Lease or any interest herein or sublet the Demised Premises or any part thereof, or permit the use of the Demised Premises by any party other than Tenant, provided that it shall not be unreasonable for Landlord to withhold or deny its consent with respect to any proposed assignment or subletting to a third party that is already a tenant or occupant in the Troy Place office complex or an affiliate thereof if there is then other suitable vacant space for such party to lease at Troy Place. Any assignment, transfer (including transfers by operation of law or otherwise), hypothecation, mortgage, or subletting without such written consent shall give Landlord the right to terminate this Lease and to re-enter and repossess the Demised Premises, but Landlord's right to damages shall survive. No consent by Landlord to any assignment, transfer, hypothecation, mortgage or subletting on any one occasion shall be deemed a consent to any subsequent assignment, transfer, hypothecation, mortgage or subletting by Tenant or by any successors, assigns, transferees, mortgagees, or sublessees of Tenant. The acceptance of rental by Landlord from any other person shall not be deemed a waiver by Landlord of any provision hereof. In the event of any assignment, transfer, hypothecation, mortgage or subletting, Tenant shall remain fully and primarily liable to perform all of the obligations of Tenant under this Lease and in the event of a default hereunder, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

10.2
If at any time or from time to time during the term of this Lease, Tenant desires to sublet all or any part of the Demised Premises or to assign this Lease, Tenant shall give notice to Landlord ("Tenant's Subletting Notice") setting forth the proposed subtenant or assignee and the terms of the proposed subletting or assignment. Landlord shall have the option, exercisable by notice given to Tenant within ten (10) Business Days after Tenant's Subletting Notice is received,

(a) to consent or refuse to consent thereto, which consent shall not be unreasonably withheld, (b) if Tenant's request relates to a subletting, to terminate this Lease as to the portion of the Demised Premises to be sublet, or (c) if Tenant's request relates to an assignment, to terminate this Lease. In the event Landlord shall consent to the proposed subletting or assignment, Tenant shall be free for a period of one hundred eighty (180) days thereafter to sublet such space or to assign this Lease, provided that the subtenant or assignee and the terms of the sublease or assignment shall be as set forth in Tenant's Subletting Notice. In the event Landlord shall exercise its right to terminate the Lease pursuant to (b) or (c) of the preceding sentence, Tenant shall have the right to withdraw Tenant’s Subletting Notice and nullify Landlord’s termination by giving written notice of such withdrawal within five (5) Business Days following Tenant’s receipt of Landlord’s termination notice.

In the event Tenant shall so sublet a portion of the Demised Premises or assign this Lease, fifty percent (50%) of all of the sums or other economic consideration received by Tenant as a result of such subletting or assignment, whether denominated rentals or otherwise under the sublease or assignment, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Demised Premises subject to such sublease for the period of time covered by such sublease and after deducting therefrom the costs incurred by Tenant in connection with such sublease or assignment, such as brokerage commissions, tenant improvement costs, and attorney’s fees) shall be payable to Landlord as additional rental under this Lease without affecting or reducing any other obligation of Tenant hereunder.

10.3
Notwithstanding the provisions of Sections 10.1 and 10.2 hereof, Tenant may assign this Lease or sublet the Demised Premises or any portion thereof, without Landlord's consent and without extending any option to Landlord, to any entity (a "Permitted Assignee") (i) which controls, is controlled by or is under common control with Tenant, (ii) resulting from the merger or consolidation with Tenant, or (iii) which acquires all or substantially all of the assets or ownership interests of Tenant, provided that said assignee assumes, in full, the obligations of Tenant under this Lease. Tenant shall send written notice to Landlord of any assignment or sublease to a Permitted Assignee within fifteen (15) days following any such assignment or sublease.

10.4
Notwithstanding anything to the contrary contained herein, Tenant shall not have the right to assign this Lease or sublet any portion of the Demised Premises (including pursuant to Section 10.3 hereof) (i) for any medical or dental use, (ii) to any governmental or quasi-governmental agency, (iii) for any use which will generate substantially more pedestrian or automobile traffic than that generated by Tenant, or (iv) for any use which is incompatible with the operation of a first-class office building.

11.
Damage or Destruction.

11.1
In the event the Demised Premises or any portion of the Building necessary for Tenant's use of the Demised Premises are damaged or destroyed in whole or in part during the term hereof by fire or other casualty (“Casualty Damage”) insured (or required to be insured hereunder) against by Landlord’s all risk insurance policy covering the Building, Landlord shall, at its own cost and expense, repair and restore the Demised Premises (other than Tenant’s Property) to tenantable condition with reasonable dispatch, and during such time as any portion of the Demised Premises is unusable by reason of such damage, the rent herein provided shall abate in such proportion as that part of the Demised Premises so rendered unusable bears to the entire Demised Premises; provided if Tenant cannot reasonably operate, and does not operate, in undamaged portions of the Demised Premises as a result of damage to other portions of the Demised Premises, such undamaged portions shall be deemed to be unusable for such period of time that Tenant cannot reasonably operate in the damaged portions of the Demised Premises.

11.2
Within thirty (30) days after the occurrence of a casualty, Landlord shall provide Tenant with a written estimate of a reputable general contractor (“Landlord’s Restoration Estimate”) of the number of days from the date restoration is commenced that it would take Landlord to restore the Demised Premises to a tenantable condition (the “Restoration Work”). Notwithstanding the provisions of Section 11.1 hereof, (A) in the event (i) according to Landlord’s Restoration Estimate, the Restoration Work cannot be completed within a period of two hundred forty (240) days following the commencement of such work and/or (ii) the cost of performing such restoration work exceeds the proceeds of such insurance by more than Five Hundred Thousand Dollars ($500,000), then Landlord shall have the right to terminate this Lease and not make any repairs to the Demised Premises by giving written notice to Tenant within sixty (60) days after the date of such fire or other casualty, in which event this Lease shall terminate thirty (30) days after the date of such notice and Landlord and Tenant shall be released from any and all liability thereafter accruing hereunder, (B) in the event according to Landlord’s Restoration Estimate, the Restoration Work cannot be completed within a period of two hundred forty (240) days following the commencement of such work, then Tenant shall have the right, to terminate this Lease upon written notice to Landlord within thirty (30) days following Tenant’s receipt of Landlord’s Restoration Estimate, in which event this Lease shall terminate thirty (30) days after the date of such notice and Landlord and Tenant shall be released from any and all liability thereafter accruing hereunder.

11.3
If the Demised Premises are to be repaired under this Article 11, Landlord shall repair any injury or damage to the Building itself and the leasehold improvements in the Demised Premises other than Tenant’s Property. Tenant shall pay the cost of repairing or replacing Tenant's Property. In addition, Tenant shall, at its own cost and expense, remove from the Demised Premises such items of Tenant's Property as Landlord shall require in order to repair and restore the Demised Premises.

11.4
Notwithstanding anything to the contrary contained herein, Landlord and Tenant do hereby waive and release each other of and from any and all rights of recovery, claims, actions or causes of action, against each other, their agents, officers and employees, for any loss or damage that may occur (including, without limitation, loss or damage to the Demised Premises, the Building, leasehold improvements, personal property, furniture and fixtures) by reason of fire, the elements or any other cause which could be insured against under the terms of a standard all-risk insurance policy or is, in fact, insured against by insurance then being carried by the party suffering the loss or damage, regardless of cause or origin. Landlord and Tenant shall each obtain from their respective insurers under all policies of insurance maintained by either of them a waiver of all rights of subrogation which the insurer of one party might have against the other party consistent with the foregoing waiver, and Landlord and Tenant shall each indemnify the other against any loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver from their respective insurers.

12.
Eminent Domain.

If all or any substantial part of the Demised Premises shall be taken by any public authority under the power of eminent domain, then this Lease shall terminate as to the part so taken as of the date possession of that part shall be taken, and Landlord and Tenant shall each have the right to terminate this Lease upon written notice to the other, which notice shall be delivered within thirty

(30) days following the date notice is received of such taking. In the event that neither party hereto shall terminate this Lease, Landlord shall, to the extent the proceeds of the condemnation award are available (other than any proceeds awarded for the value of any land taken), make all necessary repairs to the Demised Premises and the Building to render and restore the same to a complete architectural unit and Tenant shall continue in possession of the portion of the Demised Premises not taken under the power of eminent domain, under the same terms and conditions as are herein provided, except that the rent reserved herein shall be reduced in direct proportion to the amount of the Demised Premises so taken. All damages awarded for such taking shall belong to and be the property of Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises; provided, however, Landlord shall not be entitled to any portion of the award made separately to Tenant for removal and reinstallation of trade fixtures, loss of business, or moving expenses, provided such award to Tenant does not reduce the award otherwise payable to Landlord.

13.
Rules and Regulations.

Tenant shall faithfully observe and comply with the rules and regulations set forth on Exhibit "B" annexed hereto and thereby made a part hereof, together with such other reasonable rules and regulations as Landlord shall promulgate from time to time which are of uniform applicability to all tenants of the Building and of which Tenant shall have received prior written notice (which notice shall be given at least five (5) days prior to the effective date of any new rules and regulation unless Landlord reasonably believes that such rules and regulation must be implemented immediately for the protection of the Building and/or the tenants and occupants of the Building (and their personal property). Landlord shall not be responsible to Tenant for the noncompliance by any other tenant or occupant of the Building with any such rules and regulations, provided that Landlord agrees to enforce such rules and regulations in a non-discriminatory manner. In the event of any conflict between this Lease and such rules and regulations, the provisions of this Lease will control.

14.
Expenses and Taxes.

14.1
The following terms shall have the following meanings:

(a)
The term "Expenses" shall mean the cost reasonably incurred by Landlord with respect to the operation, maintenance, repair, replacement and administration of the Building and the common areas, including, without limitation, (i) the costs incurred for operating, maintaining, repairing and replacing the air conditioning, mechanical, ventilation, electrical, plumbing, sprinkler, fire alarm and heating systems of the Building; cleaning (including janitorial services and restroom supplies); rubbish removal; snow removal; general landscaping and maintenance; window washing; elevators; janitorial services in the common areas during business hours; electric current (at the rate specified in Section 6.1 hereof); management fees (not to exceed five percent (5%) of the gross revenue of the Building); protection and security services; insurance; supplies; wages, salaries and employee benefits respecting service and maintenance employees and management staff (provided that the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Building and common area shall be prorated, and Expenses shall only include the percentage of such wages and benefits which is equivalent to the percentage of such employee's employed time that is spent on operating and managing the Building and common areas); uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees and staff; sales, use and other similar taxes; water rates and sewer charges and personal property taxes; the cost of movable equipment and personal property located in or used in connection with the maintenance and operation of the Building, as well as the cost of maintaining all such movable equipment and personal property; and any other costs, charges and expenses which, under generally accepted accounting principles and practices, would be regarded as maintenance and operating expenses, (ii) the cost of any capital improvements made to the Building or the common areas by Landlord after the Commencement Date that are intended to reduce other Expenses, or made to the Building or the common areas by Landlord after the date of this Lease that are required under any governmental law or regulation which was not applicable to the Building and the common areas as of the Commencement Date, such cost to be amortized over the reasonable anticipated useful life of such improvement, together with interest on the unamortized balance at the rate set forth in Section 14.4 hereof, and (iii) Taxes (as defined in Section 14.1(b) hereof).

Expenses shall not include the following:

1.
the Tenant Improvement Work and the cost of all alterations, decorations or other improvements made to space which is leased or to be leased to other tenants of the Building;

2.
real estate brokerage commissions;

3.
ground lease payments, mortgage principal or interest or any and all other debt service payments;

4.
capital items other than (a) those referred to in clause (ii) of the preceding paragraph, and (b) capital repairs and replacements;

5.
all costs associated with the operation of the business of the entity which constitutes “Landlord” (as distinguished from the costs associated with the management and operation of the Building);

6.
any interest or penalty incurred as a result of the late payment of Expenses by Landlord;

7.
wages, salaries, and other compensation paid to any executive employee of Landlord and/or Landlord’s managing agent above the grade of Building Manager;

8.
any cost or expense relating to removal, cleaning, abatement, or remediation of “hazardous materials” that are located in or about the Building or common areas in violation of applicable law, including without limitation, hazardous substances in the ground water or soil (unless such hazardous materials were introduced to the Building or common area by Tenant or its agents, employees, or contractors, in which event Tenant shall pay 100% of any such cost or expense);

9.
advertising and marketing expenses and legal expenses incurred in order to secure new or retain existing tenants;

10.
any legal fees incurred by Landlord in enforcing its rights under leases for the Building;

11.
costs (including, without limitation, court costs, attorneys’ fees, damage awards and settlement amounts) incurred by Landlord due to the violation or alleged violation by the Landlord, or any tenant or other occupant of the Building of the terms and conditions of any lease of space in the Building and common areas except costs of repairs and maintenance which would otherwise have constituted Expenses;

12.
costs incurred in connection with the sale, financing, refinancing, mortgaging, selling or change of ownership of all or part of the Building, including, without limit, brokerage commissions, attorneys’ and accountants’ fees, transfer taxes, title charges and closing costs;

13.
costs, including, without limit, attorneys’ fees, incurred in connection with the defense of Landlord’s title to any part of the Building and common areas or land which it is on; and

14.
the cost of performing any alterations or improvements for the sole purpose of causing the Building to comply with the provisions of the Americans with Disabilities Act in effect as of the Commencement Date.

Those Expenses for a given calendar year (including the 2022 calendar year for determining Base Expenses) which vary with the occupancy of the Building, shall be adjusted in accordance with Landlord's reasonable estimate of what Expenses for such calendar year would have been had 100% of the rentable area of the Building been occupied and had 100% of the rentable area of the total Building been furnished all services for the entire such calendar year. In the event any common areas service more than one building in the Troy Place office complex, the Expenses relating to such common areas shall be allocated among the buildings served thereby in a fair and equitable manner.

(b)
The term "Taxes" shall mean the amount of all ad valorem real property taxes and assessments, special or otherwise, levied upon, or with respect to, the Building and the common areas, or the rent and additional charges payable hereunder, imposed by any taxing authority having jurisdiction. Taxes shall also include all taxes, levies and charges which may be assessed, levied, or imposed in replacement of, or in addition to, all or any part of ad valorem real property taxes as revenue sources and which in whole or in part are measured or calculated by or based upon the Building, the freehold and/or leasehold estate of Landlord or Tenant, or the rent and other charges payable hereunder. Taxes shall include any expenses incurred by Landlord in determining or attempting to obtain a reduction of Taxes. Taxes shall be allocated to the calendar year in which same first become due.

hereof.

(c)

16

The term "Base Expenses" shall have the meaning set forth in Section 1(j)

17

(d)
The term "Additional Expenses" for any given calendar year shall mean the amount, if any, by which the Expenses incurred by Landlord in such calendar year shall exceed Base Expenses. Notwithstanding anything to the contrary contained herein, for the purposes of computing Tenant's Share of Additional Expenses hereunder, in no event shall Controllable Expenses (as hereinafter defined) for any given calendar year after the 2022 calendar year be deemed to have exceeded the Maximum Controllable Expense Amount for such calendar year (as hereinafter defined). The term "Maximum Controllable Expense Amount" for each calendar year is hereby defined as follows: (i) for the 2023 calendar year, the Maximum Controllable Expense Amount shall be the amount arrived at by multiplying actual

18

Controllable Expenses for the 2022 calendar year by 1.06, and (ii) for each succeeding calendar year of the term hereof, the Maximum Controllable Expense Amount for such calendar year shall be arrived at by multiplying the Maximum Controllable Expense Amount for the immediately preceding calendar year by 1.06. The term "Controllable Expenses" shall mean all Expenses excluding (i) Taxes and personal property taxes, (ii) insurance premiums,

(iii) cost of snow removal and salting, (iv) all utility costs, including gas, electricity, water, and sewer charges, and (v) any cost directly resulting from any governmental law or regulation which was not applicable to the Building and the common areas as of the Commencement Date.

(e)
The term "Tenant's Share" shall mean the percentage arrived at by dividing the total square footage of rentable floor area in the Demised Premises by the total square footage of rentable floor area in the Building (including the Demised Premises). In the event the Building shall be increased or decreased during the term hereof, Tenant's Share shall be adjusted accordingly.

14.2
Commencing on January 1, 2023, Tenant shall pay to Landlord, as additional rental, Tenant's Share of Additional Expenses in the manner and at the times herein provided.

On or before the first day of each month during the term of this Lease, together with the payments of Basic Rental, Tenant shall pay to Landlord one-twelfth (1/12th) of the amount estimated by Landlord as Tenant’s Share of Additional Expenses for the current calendar year, provided that until Landlord notifies Tenant of such estimated amount, Tenant shall continue to pay the amount currently payable pursuant hereto.

After the close of each calendar year, Landlord shall deliver to Tenant a statement (an “Expense Statement”) prepared by Landlord of Tenant's Share of Additional Expenses. If on the basis of such Expense Statement, Tenant owes an amount which is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit such excess amount against the next payment(s) due from Tenant to Landlord of Additional Expenses, or if no further payment of Additional Expenses is due, Landlord shall refund such excess amount to Tenant within thirty (30) days after delivery of such Expense Statement. If on the basis of such Expense Statement, Tenant owes an amount which is more than the estimated payments for such calendar year with respect to Additional Expenses previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such Expense Statement.

Within one hundred twenty (120) days after receipt by Tenant of Landlord’s Expense Statement for any calendar year during the term, Tenant or its authorized representative (provided such representative is not retained on a contingency fee basis) shall have the right, upon not less than thirty (30) days prior written notice, to review and/or inspect the records and other supporting documentation of Landlord relating to such Statement during the business hours of Landlord at Landlord’s office (or the office of Landlord's managing agent for the purpose of verifying the information contained in the Expense Statement (an “Audit”), provided that (i) Tenant shall pay any amount due pursuant to such Statement by the time provided for above, and (ii) Tenant shall pay the cost of such Audit, provided, however in the event such Audit establishes that Expenses as stated in Landlord's Expense Statement for a given calendar year exceed actual Expenses by more than five percent (5%), then Landlord shall reimburse Tenant for the reasonable out-of-pocket costs incurred by Tenant in connection with such Audit (such reimbursement not to exceed $2,500.00). In the event the Audit shall establish that the amount of Tenant’s Share of Additional Expenses set forth in such Statement is incorrect, such Statement shall be revised by Landlord to reflect the correct amount of Tenant’s Share of Additional Expenses. If on the basis of such revised Expense Statement, Tenant owes an amount which is less than the total amount paid by Tenant pursuant to

19

the original Expense Statement, Landlord shall credit such excess amount paid by Tenant against the next payment(s) of rent due hereunder. If on the basis of such revised Expense Statement, Tenant owes an amount which is more than the amount paid by Tenant pursuant to the original Expense Statement, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of such revised Expense Statement.

If the Expiration Date shall be other than the last day of a calendar year, Tenant's Share of Additional Expenses which is applicable to the calendar year in which such commencement or termination shall occur shall be prorated on the basis of the number of calendar days within such year as are within the term hereof.

14.3
In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay any and all taxes assessed on the value of Tenant's Property.

14.4
Except as above provided, all rental and additional rental shall be paid to Landlord without notice or demand and without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder or to such other person or at such other place as Landlord may from time to time designate in writing. All amounts payable by Tenant to Landlord hereunder, if not paid within five (5) Business Days following the date payment is due, shall bear interest from the due date until paid at a rate equal to five percent (5%) in excess of the then current "prime rate" published from time to time in The Wall Street Journal. In addition, if Tenant fails to pay any amount payable hereunder within five (5) Business Days following the date payment is due hereunder and Tenant fails to pay such amount within five (5) Business Days following receipt of written notice from Landlord, then, in addition to the interest payable pursuant the preceding sentence, Tenant shall pay Landlord, a late payment fee equal to five percent (5%) of the amount which is due but not paid. Any and all money and charges required to be paid by Tenant pursuant to the terms of this Lease shall be paid as additional rental whether or not the same may be designated "additional rental" herein.

15.
Quiet Enjoyment.

Landlord warrants that Tenant, upon paying the rental and other charges due hereunder and performing all of Tenant's obligations under this Lease, shall peacefully and quietly hold, occupy, and enjoy the Demised Premises throughout the term hereof, without molestation or hindrance by any person holding under or through Landlord, subject, however, to the provisions of this Lease and to any mortgages or ground or underlying leases referred to in Article 16 hereof. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

16.
Subordination.

16.1
This Lease is and shall be subject and subordinate, at all times, to the lien of any mortgage or mortgages which may now or hereafter be placed upon the Demised Premises, the Building, or the land, and to all advances made or hereafter to be made upon the security thereof and to the interest thereon, and to any agreements at any time made modifying, supplementing, extending, or replacing any such mortgages. At the option of a purchaser at a foreclosure sale, this Lease shall remain in full force and effect after, and not be extinguished by, the foreclosure of any such mortgage, and Tenant shall attorn to the purchaser at the foreclosure sale under all of the terms, conditions and covenants of this Lease for the balance of the term hereof, provided if this Lease is deemed terminated and extinguished by such a foreclosure, at the option of a purchaser at a foreclosure sale, Tenant shall enter into a new lease with the purchaser at the foreclosure sale upon the same terms and conditions as this Lease, except that the term of the new lease shall be equal to what would have been the balance of the term of this Lease had it not been terminated. Notwithstanding the foregoing, at the request of the holder of any of the aforesaid mortgage or mortgages, this Lease may be made prior and superior to such mortgage or mortgages.

16.2
At the request of Landlord or any mortgagee of the Building, Tenant shall execute and deliver such further instruments as may be reasonably required to implement the provisions of this Article 16 in form reasonably acceptable to Tenant.

17.
Nonliability of Landlord.

17.1
Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the area adjacent to, or connected with, the Demised Premises or any part of the Building, or for any loss or damage resulting to Tenant or its property from theft or a failure of the security systems in the Building, or from burst, stopped or leaking water, gas, sewer or steam pipes, or for any damage or loss of property within the Demised Premises from any cause whatsoever (provided that Landlord shall be liable for any damage to property caused by the negligence or willful act of Landlord, its agents, contractors or employees); and no such occurrence shall be deemed to be an actual or constructive eviction from the Demised Premises or result in an abatement of rental unless such occurrence is caused by the negligence or willful act of Landlord, its agents, contractors or employees.

17.2
In the event of any sale or transfer (including any transfer by operation of law) of the Demised Premises, Landlord (and any subsequent owner of the Demised Premises making such a transfer) shall be relieved from any and all obligations and liabilities under this Lease except such obligations and liabilities as shall have arisen during Landlord's (or such subsequent owner's) respective period of ownership, provided that the transferee assumes in writing all of the obligations of Landlord under this Lease which arise subsequent to the transfer. Tenant shall attorn to such new owner.

17.3
If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only against the right, title and interest of Landlord in the Building and out of rents or other income from the Building receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Building, and neither Landlord nor any of the members of the entity comprising the Landlord herein or the members or partners thereof, nor anyone claiming by, through or under Landlord, shall be liable for any deficiency.

18.
Waiver.

One or more waivers by either party hereto of any covenant, condition or provision herein shall not be construed as a waiver of a subsequent breach of the same or any other covenant, condition or provision herein contained; and the consent or approval by either party to or of any act requiring such party’s consent or approval hereunder shall not be deemed to waive or render unnecessary such party's consent or approval to or of any subsequent similar act. If Landlord commences any summary or other proceeding for nonpayment of rent or the recovery of possession of the Demised Premises, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceeding, unless the failure to raise the same would constitute a waiver thereof. To the extent permitted by law, Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of, or in any way connected with, this Lease.

19.
Bankruptcy.

19.1
In the event (a) Tenant shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy, or shall be adjudicated as insolvent or shall file a petition in any proceeding seeking any reorganization, arrangements, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any material part of its properties; (b) within ninety (90) days after the commencement of any proceeding against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, of any trustee, receiver or liquidator of Tenant or of any material part of its properties, such appointment shall not have been vacated; or (c) this Lease or any estate of Tenant hereunder shall be levied upon under any attachment or execution and such attachment or execution is not vacated within ten (10) days, then, and in any of such events, Landlord may terminate this Lease by written notice to Tenant; provided, however, if the order of court creating any of such disabilities shall not be final by reason of the pendency of such proceedings, or appeal from such order, or if the petition shall have been withdrawn or the proceedings dismissed within ninety

(90) days after the filing of the petition, then Landlord shall not have the right to terminate this Lease so long as Tenant performs its obligations hereunder.

19.2
If, as a matter of law, Landlord has no right on the bankruptcy of Tenant to terminate this Lease, then if Tenant, as debtor, or its trustee, wishes to assume or assign this Lease, in addition to curing or adequately assuring (as defined below) the cure of all defaults existing under this Lease on Tenant's part on the date of filing of the proceeding, Tenant, as debtor, or the trustee or assignee, must also furnish adequate assurances (as defined below) of future performance under this Lease. For the purposes hereof, (i) "adequate assurance" of curing defaults existing as of the date of filing of the proceeding shall mean the posting with Landlord of a sum in cash sufficient to defray the cost of such a cure, and (ii) "adequate assurance" of future performance under this Lease shall mean posting a cash deposit equal to the rent and all other charges payable by Tenant hereunder (including charges payable under Article 14 hereof) for three (3) months of the term, and in the case of an assignee, assuring Landlord that the assignee is financially capable of assuming this Lease, and that its use of the Demised Premises will not be detrimental to the other tenants in the Building or Landlord. In a reorganization under Chapter 11 of the Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within one hundred twenty (120) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease.

20.
Remedies.

20.1
In the event Tenant shall fail to pay the rent or any other obligations involving the payment of money reserved herein when due, Landlord shall give Tenant written notice of such default and if Tenant shall fail to cure such default within ten (10) days after receipt of such notice, Landlord shall, in addition to its other remedies provided herein or at law or in equity, have the remedies set forth in Section 20.3 below.

20.2
If Tenant shall be in default in performing any of the terms of this Lease other than the payment of rent or any other obligation involving the payment of money, Landlord shall give Tenant written notice of such default, and if Tenant shall fail to cure such default within thirty (30) days after the receipt of such notice, or if the default is of such a character as to require more than thirty (30) days to cure, then if Tenant shall fail within said thirty (30) day period to commence or thereafter proceed diligently to cure such default within a reasonable period of time, then, and in either of such events, Landlord may (at its option and in addition to its other remedies) cure such default for the account of Tenant and any sum so expended by Landlord shall be additional rent for all purposes hereunder, including Section 20.1 above, and shall be paid by Tenant with the next monthly installment of rent.

20.3
If Tenant shall be in default upon any of the terms of this Lease, and such default has not been cured after notice and within the time periods provided in Sections 20.1 and 20.2 above, then Landlord, in addition to its other remedies, shall have the immediate right to terminate this Lease and/or recover possession of the Demised Premises. Should Landlord elect to re-enter or take possession pursuant to legal proceedings or any notice provided for by the law, Landlord may relet the premises or any part thereof on such terms and conditions as Landlord shall in its commercially reasonable discretion deem advisable. The avails of such reletting shall be applied first, to the payment of any indebtedness of Tenant to Landlord other than rent due hereunder; second, to the payment of any reasonable costs of such reletting, including the cost of any commercially reasonable alterations and repairs to the Demised Premises; third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should the avails of such reletting during any month be less than the monthly rent reserved hereunder, then Tenant shall during each such month pay such deficiency to Landlord. The obligations of Tenant shall survive any termination of this Lease pursuant to this Section 20.3.

20.4
All rights and remedies of Landlord hereunder shall be cumulative, and none shall be exclusive of any other rights and remedies allowed by law. Landlord shall use commercially reasonable efforts to mitigate its damages resulting from Tenant’s defaults hereunder, provided that in no event shall Landlord be obligated to lease the Demised Premises to a new tenant prior to leasing other vacant space in the Troy Place complex. Notwithstanding anything to the contrary contained herein, in no event shall either party be liable hereunder for consequential, indirect or special damages.

20.5
If as a result of any breach or default in the performance of any of the provisions of this Lease, either party uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant from the Demised Premises, the prevailing party shall be reimbursed by the other party upon demand for any and all reasonable attorneys' fees and expenses so incurred by the prevailing party.

20.6
In the event Tenant shall abandon or surrender the Demised Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Demised Premises shall be deemed to be abandoned, or, at the option of Landlord, may be removed by Landlord at Tenant's expense.

20.7
Default by Landlord. If Landlord fails to observe or perform any covenant, agreement or obligation to be performed by Landlord under this Lease, and if such failure shall continue for more than thirty (30) days after written notice thereof from Tenant to Landlord (unless such failure requires work to be performed, acts to be done, or conditions to be removed which, by their nature, cannot reasonably be performed, done or removed, as the case may be, within such period, in which event, if Landlord shall have commenced curing or correcting the same within such period and shall have diligently prosecuted such cure, or correction, such thirty (30) day period shall be extended by such additional time period as may be required for Landlord to cure or correct such failure), except in emergency situations when only reasonable notice and opportunity to cure will be provided, then Tenant shall have its rights and remedies provided at law and in equity, all of which are cumulative and none of which are exclusive. In addition, if any such default materially and adversely affects the condition of the Demised Premises or Tenant's use and occupancy of the Demised Premises, or Tenant's ability to conduct business in the Demised Premises, then, among all other remedies provided at law or in equity, Tenant shall have the right but not the obligation to cure or correct said default provided (i) Tenant shall give Landlord fifteen (15) days' prior written notice of its intention to cure or correct the Landlord default except in emergencies when only reasonable notice and opportunity will be provided, (ii) Tenant shall use reasonable efforts not to adversely affect other tenants' occupancy of the Building, (iii) Tenant may not perform any work involving the common areas or the structure or mechanical, HVAC, electrical, fire protection or plumbing systems of the Building (except those components of the systems of the Building that exclusively serve the Demised Premises), and (iv) if Landlord has submitted to Tenant the name of a contractor that is acceptable to Landlord to perform such work, and provided such contractor is able and willing to perform such work on a timely basis and its charges are reasonable, Tenant shall use such contractor to perform such work. If Tenant elects to cure as aforesaid, Tenant may demand payment from Landlord of those reasonable and necessary costs paid by Tenant to effect such cure or correction. Landlord shall reimburse such reasonable and necessary costs within fifteen (15) days after receipt of Tenant's written demand (together with reasonable back-up).

21.
Holding Over.

It is hereby agreed that in the event of Tenant holding over after the termination of this Lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary, and Tenant shall pay to Landlord a monthly occupancy charge equal to (a) for the first thirty (30) days of holdover, one hundred twenty-five percent (125%) of the sum of (i) the monthly Basic Rental payable hereunder for the last month of the term hereof, plus (ii) all other monthly charges payable by Tenant under this Lease for the last month of the term hereof, and (b) for any holdover beyond said thirty (30) days, one hundred fifty percent (150%) of the sum of (i) the Basic Rental payable hereunder for the last month of the term of this Lease, plus (ii) all other charges payable by Tenant under this Lease for the last month of the term of this Lease, such charge under

(a) or (b) to be payable from the expiration or termination of this Lease until the end of the calendar month in which the Demised Premises are delivered to Landlord in the condition required herein. It is understood and agreed that the rental increase specified in the preceding sentence shall be Landlord’s sole and exclusive remedy for any holdover by Tenant for less than ninety (90) days following the termination of this Lease.

22.
Entire Agreement.

This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought.

23.
Notices.

All notices provided for or permitted to be given pursuant to this Lease (A) must be in writing,

(B) shall be deemed to have been properly given or served as follows: (i) if hand delivered by courier, in hand when received; (ii) if mailed, on the third Business Day following the date upon which the same is deposited in the United States mail, addressed to the recipient of the notice, certified with return receipt requested; (iii) if by e-mail, on the date of transmission (or the next Business Day after the date of transmission if the transmission day is not a Business Day); and, (iv) if by nationally recognized overnight courier guarantying overnight delivery, on the Business Day following the day such notice was deposited with such a courier, so long as the day of deposit was on a service day of such courier and prior to the last pick up for such day, and (C) shall be addressed as follows: (i)

to Tenant at the address set forth in Section 1(d) hereof, or to such other place as Tenant may from time to time designate in a notice to Landlord or delivered to Tenant at the Demised Premises, and

(ii) to Landlord at the address set forth in Section 1(b) hereof, or to such other place as Landlord may from time to time designate in a notice to Tenant.

24.
Inability to Perform.

If, by reason of the occurrence of unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of materials or supplies or for any other cause or event beyond Landlord's reasonable control, Landlord is unable to furnish or is delayed in furnishing any utility or service required to be furnished by Landlord under the provisions of this Lease or any collateral instrument, or is unable to perform or make, or is delayed in performing or making, any installations, decorations, repairs, alterations, additions or improvements required to be performed or made under this Lease or under any collateral instrument, or is unable to fulfill, or is delayed in fulfilling, any of Landlord's other obligations under this Lease or any collateral instrument, no such inability or delay shall constitute an actual or constructive eviction in whole or in part, or entitle Tenant to any abatement or diminution of rental or other charges due hereunder or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise. If, by reason of the occurrence of unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of materials or supplies or for any other cause or event beyond Tenant’s reasonable control, Tenant is unable to perform its obligations under this Lease (other than Tenant’s obligations to pay rent hereunder), Tenant shall be excused from the performance of such obligations for the period of any delay caused by any such event.

25.
Security Deposit.

Upon the execution of this Lease, Tenant has deposited with Landlord the amount set forth in Section 1(n) hereof (hereinafter referred to as the "Deposit"). The Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may, but shall have no obligation to, use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof. Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof and after Tenant has vacated the Demised Premises in the condition required hereunder. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

26.
Liens.

Any mechanic's lien filed against the Demised Premises or the Building for work claimed to have been done or materials claimed to have been furnished to Tenant shall be discharged by Tenant within ten (10) Business Days thereafter. For the purposes hereof, the bonding of such lien by a reputable casualty or insurance company reasonably satisfactory to Landlord shall be deemed the equivalent of a discharge of any such lien. Should any action, suit, or proceeding be brought upon any such lien for the enforcement or foreclosure of the same, Tenant shall defend Landlord therein, by counsel satisfactory to Landlord, and pay any damages and satisfy and discharge any judgment entered therein against Landlord.

27.
Entry by Landlord.

27.1
Landlord and its designees may enter the Demised Premises at reasonable hours and upon reasonable prior notice (except in the event of an emergency or an entry to perform janitorial services) to (a) inspect the same, (b) exhibit the same to prospective purchasers, lenders or tenants (provided that (i) any such entry shall be done in a manner which does not materially interfere with Tenant’s use of the Demised Premises, and (ii) Landlord shall only be permitted to show the Demised Premises to prospective Tenants during the one hundred eighty (180) days preceding the Expiration Date), (c) determine whether Tenant is complying with all of its obligations hereunder, (d) supply janitorial service and any other services to be provided by Landlord to Tenant hereunder, (e) post notices of nonresponsibility, and (f) make repairs to the Demised Premises, to any adjoining space or to any other portion of the Building, provided that all such work shall be done as promptly as reasonably possible and in a manner so as to minimize any interference with Tenant’s operations in the Demised Premises.

27.2
Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Demised Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may reasonably deem proper to open said doors in any emergency in order to obtain entry to the Demised Premises, and any entry to the Demised Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Demised Premises or an eviction, actual or constructive, of Tenant from the Demised Premises, or any portion thereof.

28.
Estoppel Certificate.

At any time and from time to time upon ten (10) Business Days prior request by Landlord, Tenant will promptly execute, acknowledge and deliver to Landlord, a certificate indicating to the extent true (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) that Tenant is in occupancy of the Demised Premises and any work to be performed by Landlord has been satisfactorily completed, (c) the date to which rental and other sums payable hereunder have been paid, (d) that neither Landlord nor Tenant is in default under this Lease and Tenant knows of no fact which with the passage of time or giving of notice would constitute such a default by Landlord or Tenant, (e) there are no actions, whether voluntary or otherwise, pending, or to its knowledge threatened, against Tenant under the bankruptcy laws of the United States or any state thereof, and (f) such other matters as may be reasonably requested by Landlord or its mortgagee. Any such certificate may be relied upon by any prospective purchaser, mortgagee, or beneficiary under any deed of trust of the Building or any part thereof. In the event Tenant shall fail to deliver the certificate within the time period stated above, such failure shall be a default under this Lease and Tenant shall be deemed to have confirmed as true the matters stated in (a) through (e) above.

29.
Signage.

29.1
Landlord, at its sole cost, will provide building standard tenant identification in the Building directories with the name of Tenant and the suite number of the Demised Premises. Tenant will pay for any changes in such signage requested by Tenant.

29.2
Landlord, at its sole cost, will install a sign in vinyl die-cut letters on the glass at the main entrance to the Demised Premises in Building Standard format with the name of Tenant and the suite number of the Demised Premises. Tenant shall pay for any changes Tenant desires to make to such sign during the term hereof.

30.
Reserved Parking.

Landlord shall designate four (4) parking spaces (the "Garage Parking Spaces") in the enclosed parking garage in the Building (the "Parking Garage") as reserved for Tenant's exclusive use. Tenant shall pay, as rent for each Parking Space, $75.00 per month, in advance, on the first day of each calendar month during the term hereof. Tenant shall use each Parking Space only for the purpose of parking one (1) automobile and for no other purpose. Tenant shall have access to the Parking Garage from 7:00 AM to 10:00 PM on weekdays and from 7:00 AM to 5:00 PM on Saturdays (excluding all holidays), unless otherwise notified by Landlord. Landlord shall not be required to police or otherwise insure that other tenants or unauthorized persons are not utilizing the Parking Spaces, but Landlord will cooperate with Tenant in causing the Parking Spaces to be available for Tenant. It is understood and agreed that the right granted herein to use the Parking Garage is merely a privilege of parking and that Landlord shall not be responsible for loss or theft of any automobiles parked in the Parking Garage or of any equipment belonging thereto or of any articles contained therein, or for damage sustained to such automobiles or equipment while the same are entering, leaving or within the Parking Garage.

31.
Options to Renew.

31.1
Provided that Tenant is not then in monetary default under any of the terms and conditions of this Lease beyond any applicable cure period and shall not have assigned this Lease to a party other than a Permitted Assignee or sublet more than fifty percent (50%) of the Demised Premises to a party other than a Permitted Assignee, then Tenant shall have the right to extend the term of this Lease for two (2) additional term of five (5) years (each such term, an “Option Term”), by giving Landlord written notice ("Tenant's Initial Renewal Notice") of its intention to exercise such option right not later than six (6) months prior to the expiration of the then current term. In the event Tenant shall so exercise such option to extend the term, then the term of this Lease shall be extended for an additional five (5) years upon the same terms and conditions stated herein, except that the Basic Rental payable for the Option Term (and the base year for Additional Expenses during such Option Term) shall be the Market Rent (as hereinafter defined).

31.2
For the purposes of this Article 31, the term “Market Rent” shall mean the base rental rate and base year amount in effect at the time the option is exercised for renewals of leases of comparable space in the Troy Place complex (or other comparable, first class, office complexes in the Troy, Michigan area) for a term beginning and ending at the same time (or within six (6) months of such times) as the Option Term (and negotiated at the time and not determined by the exercise of a renewal option at fixed terms negotiated at an earlier date) taking into consideration all relevant factors, including, without limitation, the size of the lease space, the location of the space in the applicable building, any differences in definitions of rentable area with respect to which rental rates are computed, any rental concessions, the value of any allowances (for demolition, space planning, architectural and engineering fees, construction, moving expenses or other purposes), the cost of any construction performed by Landlord, leasing commissions paid by Landlord and the creditworthiness of the tenant.

31.3
Within ten (10) Business Days after Landlord’s receipt of Tenant's Initial Renewal Notice, Landlord shall submit to Tenant Landlord’s determination of the Market Rent for the Option Term (“Landlord’s Initial Renewal Proposal”). Tenant will have ten (10) Business Days after receiving Landlord's Initial Renewal Proposal to (a) accept Landlord's Initial Renewal Proposal, (b) notify Landlord that it has elected not to exercise its renewal option, or (c) notify Landlord (“Tenant’s Appraisal Notice”) that it is exercising its renewal option at the Market Rent to be determined by third parties in accordance with the procedure described below. In the event Tenant shall fail to respond to Landlord within ten (10) Business Days after receiving Landlord’s Initial Renewal Proposal, Tenant shall be deemed to have elected not to exercise its renewal option.

31.3.1.
Within five (5) Business Days after Landlord receives Tenant’s Appraisal Notice, Landlord and Tenant shall each simultaneously submit to the other in a sealed envelope its suggested annual base rent for the Option Term assuming that “Base Expenses” for the Option Term will be Expenses incurred for the calendar year in which such Option Term shall commence (its “Final Renewal Proposal”), but Landlord’s Final Renewal Proposal need not be the same as Landlord's Initial Renewal Proposal. If the difference between the 5-year average base rent of the Final Renewal Proposals submitted by Landlord and Tenant is not more than five percent (5%) of the 5-year average base rent of the lower proposal, then the average of the two suggested average rentals shall be deemed to be the Market Rent for the Option Term. Otherwise, Landlord and Tenant shall negotiate in good faith to agree upon the Market Rent for the Option Term, and if Landlord and Tenant are unable to agree upon the Market Rent within fifteen (15) Business Days, the determination of the Market Rent shall be made as hereinafter provided below.

31.3.2.
Within five (5) Business Days after the expiration of the fifteen (15) Business Day period referred to in subparagraph 31.3.1 above, Landlord and Tenant shall mutually select a local (i.e., Detroit metropolitan area) commercial real estate broker with at least five (5) years’ experience in leasing office space in the Troy, Michigan area (a "Qualified Broker"). If the parties cannot agree on one (1) Qualified Broker, then within five (5) Business Days thereafter, each party shall select a Qualified Broker and such two (2) Qualified Brokers shall select a third Qualified Broker. The Qualified Broker mutually selected by Landlord and Tenant or the three (3) Qualified Brokers (if Landlord and Tenant could not agree on one (1) Qualified Broker) shall determine the Market Rent for the Option Term in accordance with subparagraph 30.3.3 below. If either Landlord or Tenant shall fail to make such appointment within said five (5) day period, the other shall make such appointment on its behalf.

31.3.3.
Once the Qualified Broker(s) have been selected as provided in subparagraph 31.3.2 above, then the Final Renewal Proposals of Landlord and Tenant shall be submitted to such Broker(s). Within ten (10) Business Days after receiving such Final Renewal Proposals, the Qualified Broker(s) shall select one of the two (2) Final Renewal Proposals (it being agreed that if there are three (3) Qualified Brokers, a majority vote of two (2) of the Qualified Brokers shall govern). The base rental rates specified in the Final Renewal Proposal so selected by the Qualified Broker(s) shall be deemed to be the Market Rent for the Option Term and shall be binding upon Landlord and Tenant; provided that Landlord and Tenant shall execute an appropriate amendment to this Lease confirming the lease extension and the applicable rental rates. Landlord and Tenant shall equally share the cost of such Qualified Broker(s).

32.
Right of First Offer.

At any time from and after the date hereof, prior to entering into a new lease to a tenant (other than the then existing tenant or an affiliate or subtenant thereof) of a First Offer Space (as hereinafter defined) , Landlord shall send written notice to Tenant ("Landlord's Expansion Notice") specifying the date that the First Offer Space will be available for Lease (the "Expansion Date"). In the event Tenant desires to lease the First Offer Space specified in Landlord’s Expansion Notice, and provided that Tenant is not then in monetary default under any of the terms and conditions of this Lease beyond any applicable notice and cure period hereunder, then Tenant shall send to Landlord, within ten (10) Business Days following Tenant's receipt of Landlord's Expansion Notice, an offer, in writing, to lease not less than the entire First Offer Space ("Tenant's Offer") for a term expiring not earlier than the date which is the later of (i) the last day of the thirty-sixth (36th) complete calendar month following the Expansion Date, and (ii) the Expiration Date, at the rental rates specified in Tenant's Offer commencing upon the Expansion Date. In the event that Landlord shall receive Tenant's Offer within said ten (10) Business Day period, then Landlord shall have the option

(i) to accept Tenant's Offer and amend this Lease to include the First Offer Space upon the terms set forth in Tenant's Offer, or (ii) to reject Tenant's Offer, in which event Landlord shall not enter into a lease of the First Offer Space with a third party tenant upon rental terms that are less favorable to Landlord than the terms set forth in Tenant's Offer without first offering such terms to Tenant, in writing, who shall then have ten (10) Business Days to accept such terms by giving written notice to Landlord, failing which Landlord may proceed with a lease of the First Offer Space to such third party). In the event Tenant shall fail to send Tenant’s Offer within ten (10) Business Days following Tenant’s receipt of Landlord’s Expansion Notice, Tenant’s right of first offer as to the First Offer Space specified in Landlord’s Expansion Notice shall be void and of no further force or effect, and Landlord shall thereafter be free to enter into a lease of such First Offer Space with a third-party tenant for a period of up to one hundred eighty (180) days. The term “First Offer Space” shall mean either one (1) or both of the following suites: (i) Suite 206 containing 6,856 rentable square feet and located contiguous to the Demised Premises on the south side, and (ii) ) Suite 226 containing 1,549 rentable square feet and located contiguous to the Demised Premises on the west side (provided, however, Tenant’s right of first offer as to said Suite 226 shall be subject to the prior right of the tenant of Suite 220).

33.
Miscellaneous.

33.1
The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several.

33.2
Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, or option for, lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. This Lease may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Signatures to this Lease which are transmitted by facsimile or other electronic transmission shall have the same binding effect as original signatures.

33.3
The agreements, conditions and provisions herein contained shall, subject to the provisions of Articles 10, 16 and 17 hereof, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto.

33.4
Tenant shall not, without the consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Demised

Premises. Landlord reserves the right to select the name of the Building and to make such changes of name as it deems appropriate from time to time.

33.5
Tenant warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and it knows of no real estate broker or agent who is entitled to a commission in connection with this Lease other than Jones Lang LaSalle Michigan, LLC. Landlord and Tenant each agree to indemnify and hold the other harmless of and from any and all loss, cost, damage, or expense (including, without limitation, all counsel fees, and disbursements) by reason of any claim of, or liability to, any other broker claiming through it and arising out of, or in connection with, the execution and delivery of this Lease.

33.6
If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect.

33.7
This Lease shall be governed by, and construed in accordance with, the laws of the State of Michigan.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

TROY PLACE EQUITIES II, LLC

By:

Larry M. Nemer, Manager

NEMER TROY PLACE EQUITIES II, LLC

By:

Larry M. Nemer, Manager [Landlord]

CONIFER HOLDINGS, INC.

By:

Brian J. Roney, President [Tenant]

EXHIBIT "A"

DEMISED PREMISES

`

EXHIBIT "B"

RULES AND REGULATIONS

A.
Wherever the word "Tenant" or "Landlord" appears herein, it is understood and agreed that it shall mean their agents, associates, employees, customers, visitors, and invitees.

B.
The exterior and interior common areas of the Building, including all sidewalks, entrances, corridors, elevators, stairways, and the atrium, shall not be obstructed or used for any purpose other than access to and from the Demised Premises. Parking areas shall be used only for transient parking by tenants, their employees and visitors and shall not be used for storage of vehicles, for parking vehicles during non-business hours or for parking large commercial or recreational vehicles. Tenant shall comply with all other restrictions on the use of certain parking spaces, including spaces reserved for designated parties or for short-term parking. Landlord shall not be responsible or liable for any damage to, or theft of, vehicles parked in the parking area.

C.
Landlord has the right to control access to the Building and to refuse admittance during non-business hours determined by Landlord to any person or persons without satisfactory identification or a pass issued by Landlord. Tenant shall comply with all regulations promulgated by Landlord regarding access to the Building during non-business hours, including, without limitation, restrictions on use of certain entrances, registration and identification procedures, and alarm procedures.

D.
Landlord's employees will not perform any work outside of their regular duties unless specifically authorized to do so by Landlord.

E.
No person shall disturb other occupants of the Building or other adjoining buildings by making loud or disturbing noises or by behaving in any other manner that would disturb such other occupants. Tenant shall not cause or permit unusual or objectionable odors to be produced upon or permeate from the Demised Premises, including any equipment emitting noxious fumes. Tenant shall not use any portion of the Demised Premises for the preparation of food without the prior written consent of Landlord, except that the use of a microwave to heat food (other than popcorn) shall be permitted.

F.
Soliciting, peddling, and canvassing is prohibited in the Building and Tenant shall cooperate to prevent the same. No vending machine shall be operated in the Building without the prior written consent of Landlord.

G.
All deliveries and removals of furniture, equipment or other heavy or bulky items must take place after notification to Landlord, during such hours and in such a manner as shall be determined by Landlord. Tenant shall be responsible for all damage or injury resulting from the delivery or removal of all such articles into or out of the Building or the Demised Premises. Tenant must arrange for the removal of all cartons, large boxes and containers from the Building and such items cannot be deposited in the dumpsters at the Building. No load shall be placed on the floor of the Demised Premises or in elevators in excess of the limits that shall be established by Landlord. Tenant's equipment shall be placed and operated only in locations approved by Landlord.
H.
Nothing shall be attached to the interior or exterior walls of the Building or the Demised Premises without the prior written consent of Landlord. Building standard blinds shall be used in all windows and no other window treatments or objects shall be attached to, hung in, or used in connection with any window or door of the Demised Premises without the prior written consent of

Landlord. No article shall be placed on any windowsill.

I.
No sign, picture, lettering, notice or advertisement of any kind shall be painted or displayed on or from the windows, doors, roof, or outside walls of the Building. All of Tenant's interior sign painting or lettering shall be done in a manner approved by Landlord, and the cost thereof shall be paid by Tenant. In the event of a violation of the foregoing by any Tenant, Landlord may remove same without any liability and may charge the expense incurred for such removal to such Tenant. Landlord will provide building standard tenant identification in the building directories.

J.
No additional locks shall be placed on any door in the Building without Landlord's prior written consent. All changes made to the locks on doors in the Building must be approved by Landlord and performed by the locksmith designated by Landlord. A reasonable number of keys will be furnished by Landlord and Tenant shall not make or permit any duplicate keys to be made.

K.
Tenant shall not install or operate any steam or gas engine or boiler or carry on any mechanical business in the Demised Premises, or use oil, burning fluids, camphene or gasoline for heating or lighting, or for any other purpose. No article deemed extra hazardous on account of fire or other dangerous properties, or any explosive, shall be brought into the Demised Premises or the Building. Portable electric space heaters are prohibited.

L.
No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Building or the Demised Premises.

M.
No marking, painting, drilling, boring, wiring, cutting, or defacing of the Building or the Demised Premises shall be permitted without the prior written consent of Landlord. Plastic protective floor mats shall be maintained over all carpeted areas under desk chairs with casters. Any carpeting cemented down shall be installed with a releasable adhesive.

N.
The electrical system and lighting fixtures in the Building and the Demised Premises shall not be altered or disturbed without Landlord's prior written consent specifying the manner in which it may be done and by persons authorized by Landlord. Extension cords shall not be used in the Demised Premises without the prior written consent of Landlord, provided that Tenant shall be permitted to use UL approved plug strips or surge protectors with internal circuit breakers and 14- gauge (minimum), 3-wire, grounded, cords. Hot plates (cooking) are prohibited and only approved electric coffee percolators and microwave ovens shall be permitted. Tenant shall not place any mechanical, electrical or telephone equipment in any area outside of the Demised Premises without the prior written consent of Landlord.

O.
The toilets and other plumbing fixtures shall not be used for any purpose other than those for which they are designed. No sweepings, rubbish or other similar substances shall be deposited therein. Any repair or extra cleaning costs resulting from any misuse of the plumbing fixtures or the restrooms shall be paid by the Tenant who shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise. Toilet tissue and paper towels may not be removed from the restrooms.
P.
Additional security or janitorial service required by a Tenant will be contracted through Landlord using the same company that the Landlord has under contract to provide such service. Tenant shall not employ or contract with any person to do cleaning or perform janitorial services in the Demised Premises without the prior written consent of Landlord.

Q.
Tenant assumes responsibility for protecting the Demised Premises from theft, robbery, and pilferage. Tenant shall be responsible for locking all doors to the Demised Premises.

R.
No area outside of the Demised Premises shall be used for storage at any time. All garbage shall remain within the Demised Premises until removal by janitorial personnel. Tenant shall pay the cost of removing trash from the Demised Premises in excess of that generated by normal office operations or at times other than the normally scheduled cleaning of the Demised Premises.

S.
Smoking is prohibited in all areas of the Building, including, without limitation, lobbies, corridors, elevators, restrooms, stairwells, and the atrium.

T.
The Demised Premises shall not be used for the purposes of hiring employees to work outside of the Demised Premises or for any other purpose that would generate more pedestrian or vehicular traffic than that generated by normal office uses.

EXHIBIT "C"

TENANT IMPROVEMENT WORK

A.
Landlord shall construct, at its sole cost and expense (except as provided in Paragraph B below), the following improvements and alterations required to prepare the Demised Premises for occupancy by Tenant (the "Tenant Improvement Work"), all of which work shall be performed in accordance with the plans attached to this Lease as Exhibit "E" (the "Tenant Improvement Plans") and Building Standard Specifications:

1.
Walls. Construct full-height walls as shown on the Tenant Improvement Plans, all such walls to be insulated for sound protection.

2.
Wall Finishes. Paint all walls as shown on the Tenant Improvement Plans.

3.
Floor Finishes. Install floor finishes shown on the Tenant Improvement Plans (which will include new carpeting with carpet base in all areas that have carpeting and new LVT in the Lobby areas and Break Room as shown on the Tenant Improvement Plans).

4.
Doors. Install doors and frames as shown on the Tenant Improvement Plans (which will include (i) wood doors with full glass panels in all Offices and Conference Rooms, (ii) solid wood doors in all other rooms and closets, (iii) brushed chrome or stainless hardware on all wood doors, and (iv) the existing glass entrance door with the brass changed to brushed chrome or stainless).

5.
Electrical Outlets. Install electrical outlets as shown on the Tenant Improvement Plans.

6.
Telephone Outlets. Install telephone and data outlets as shown on the Tenant Improvement Plans, but excluding any voice or data cable.

7.
Lighting. Install new light fixtures as shown on the Tenant Improvement Plans.

8.
Ceiling. Modify ceiling as necessary due to the wall modifications and replace any stained or damaged ceiling tiles.

9.
HVAC. Modify existing HVAC as necessary due to the wall modifications, excluding any supplemental air-conditioning equipment.

10.
Fire Protection. Modify sprinkler fire protection as required per building codes.

11.
Window Covering. Install new pull-down shades as specified on the Tenant Improvement Plans.

12.
Millwork. Install quartz counter-tops on the existing cabinetry in the Break Room and the serving counter in the Lobby.

13.
Drawings. Prepare all construction drawings required to perform the Tenant Improvement Work.

14.
Permits. Obtain all permits required for the Tenant Improvement Work.

The Tenant Improvement Work will not include (i) voice/data cabling and any telephone or communications equipment, (ii) furniture, fixtures and office equipment, (iii) security equipment, electric strikes, card reader systems, wiring or connections, (iv) any modifications to doors, frames or hardware required to accommodate Tenant’s security system, (v) any connection between Tenant’s security system and the Building’s fire alarm panel required by applicable code, (vi) any kitchen appliances, (vii) paging system, and (viii) systems furniture and any permits required to install systems furniture (except that Landlord shall connect such systems furniture to the junction boxes shown on the Tenant Improvement Plans using whips supplied by Tenant).

B.
In the event Tenant shall request any change in the Tenant Improvement Work after the date of this Lease (other than a change requested by Tenant to cure a violation of applicable law contained in the Tenant Improvement Plans), any additional cost incurred by reason of such change shall be paid by Tenant. Tenant shall also pay the cost of any improvements or work requested in writing by Tenant in addition to the Tenant Improvement Work.

EXHIBIT "D”

JANITORIAL SERVICES

DAILY SERVICES: (Five Times per Week)

1.
Empty waste baskets.

2.
Dust desktops that are clear of working papers and equipment.

3.
Sweep or vacuum floor area.

4.
Toilet Rooms:

(a)
Empty all waste receptacles.

(b)
Sweep and wet mop floors.

(c)
Clean and disinfect all fixtures and clean mirrors and counters.

(d)
Refill towel, toilet tissue and soap dispensers.

5.
Clean and disinfect drinking fountains and water coolers.

6.
Clean the sink and countertop in the Breakroom.

7.
Police parking areas for rubbish and trash. WEEKLY SERVICES:
1.
Damp mop floors, stairways, lobbies, and corridors.

2.
Dust tops of file cabinets, ledges and baseboards and heat conductors.

3.
Wash and disinfect all ceramic tile; toilet partitioning, fixtures, and waste receptacles in toilet rooms.

4.
Remove smudges and scuff marks from all glass office partitions wherever possible - public and private areas.

MONTHLY SERVICES:

1.
Dust all window blinds.

2.
Wash outside and inside building entry mats. WINDOW WASHING:

Wash exterior windows once every four months.

EXHIBIT “E”

TENANT IMPROVEMENT PLANS

[SEE PLANS ON FOLLOWING (6) PAGES]

REMOVE ALL EXISTING BLINDS AND TRACK FROM ALL EXTERIOR WINDOWS

OFFICE

OFFICE

OFFICE

OFFICE OFFICE OFFICE OFFICE OFFICE OFFICE

BOARDROOM

REMOVE EXISTING PROJECTION SCREEN

216 217 218 219 220 221 222 223 224 225

REMOVE DOORS

OFFICE

215

REMOVE DOORS AND BRASS HARDWARE

REMOVE EXISTING PLAS. LAM. AND

B COUNTERTOP ONLY. EXISTING WALL CABINET AND BASE CABINET TO REMAIN.

REMOVE THIS WALL

REMOVE ALL WALLS AS SHOWN

REMOVE WALLS AND DOORS AS SHOWN

EXISTING ADA SHELF / ROD TO REMIAN

CLOSET

202

OFFICE

214

OFFICE

213

OFFICE

210

A

STOR.

209

REMOVE SINK, FAUCET, COUNTERTOP AND

BACKSPLASH ONLY. EXISTING WALL CABINETS AND BASE CABINETS TO REMAIN

BREAK ROOM

208

REMOVE THESE TWO WALLS

ALL EXISTING MILLWORK TO REMAIN

NEW DOOR LOCATION (SEE FLOOR PLAN)

REMOVE AND CAP EXISTING FLOOR CORE

REMOVE AND SAVE ALL EXISTING WALL SCONCES, TYP.

REMOVE AND SAVE ALL WOOD BASE, TYP.

REMOVE DOORS

OFFICE

212

COPY / MAIL

206

TELECOM

205

EXISTING FRAMELESS GLASS ENTRANCE TO REMAIN

GENERAL ITEMS:

1.
REMOVE ALL EXISTING FLOORING AND EXISTING WALL BASE FROM ALL AREAS OF SUITE.

2.
REMOVE ALL EXISTING VERTICAL BLINDS AND TRACK FROM ALL EXTERIOR WINDOWS.

3.
REMOVE AND SAVE ALL EXISTING DOORS.

PARTITION KEY

4.
REMOVE ALL BRASS HARDWARE FROM ALL AREAS OF SUITE.

DEMOLITION FLOOR PLAN

REMOVED WALLS

SCALE: 1/8" = 1'- 0"

(USE ONLY FIGURED DIMENSIONS FOR CONSTRUCTION)

EXISTING WALLS

EXHIBIT "E"

GENERAL NOTES:

1.
ALL CONSTRUCTION SHALL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE CODES AND LOCAL ORDINANCES.
2.
ALL GLAZING TO COMPLY WITH APPLICABLE CODES.
3.
ALL WOOD BLOCKING TO BE NON-COMBUSTIBLE.
4.
ALL CONSTRUCTION AND FINISHES SHALL BE IN ACCORDANCE WITH BUILDING STANDARD SPECIFICATIONS.

5.
ALL ELECTRICAL OUTLETS, TELEPHONE OUTLETS, AND LIGHT FIXTURES SHOWN ON THIS PLAN ARE FOR LOCATION PURPOSES ONLY.
6.
REFER TO RELATED SUPPLEMENTAL DOCUMENTATION PREPARED BY OTHER LICENSED PROFESSIONALS FOR MECHANICAL, PLUMBING, ELECTRICAL AND FIRE PROTECTION INFORMATION.

 BUILDING DATA

BUILDING: TROY PLACE - 3001 BUILDING

YEAR BUILT: 1973

GROSS FLR. AREA (TYP. FLR.): 35,000 SF

FLOORS ABOVE GRADE PLANE:

ZONING: OSC

USE GROUP:

TYPE OF CONSTRUCTION: II-B

FIRE SUPPRESSION: FULLY SPRINKLED

DEMISING WALLS: NO FIRE RATING REQUIRED

CONIFER HQ 3001 W. BIG BEAVER ROAD SUITE 200 8,742 RSF NOTE: ALL ROOM SIZES ARE APPROXIMATE AND SUBJECT TO FIELD VERIFICATION. DO NOT SCALE DRAWING 3001 KEY PLAN	200 W M T/E J	T/E D1

EXHIBIT SET	06-09-22

PROVIDE AND INSTALL WHITE

PULL-DOWN ROLLER SHADES IN ALL EXTERIOR WINDOWS

OFFICE

OFFICE

OFFICE

OFFICE OFFICE OFFICE OFFICE OFFICE OFFICE

BOARDROOM

216 217 218 219 220 221 222 223 224 225

14 15 16 17 18 19 20 21

DOORS WITH FULL GLASS LITE

13

OFFICE

215

12

11

EXISTING 2'-0" GLASS SIDELIGHTS, TYP.

OPEN AREA

207

DOORS TO OFFICES AND CONFERENCE ROOMS TO HAVE FULL GLASS LITES, TYP.

LOW WALL WITH HORIZONTAL GLASS PANEL ABOVE (NO SEAMS)

22

B

EQ. EQ.

9'-0"

02

C

EXISTING CABINETRY WITH NEW QUARTZ COUNTERTOP AND BACKSPLASH

EXISTING ADA SHELF / ROD TO REMAIN

CLOSET

202

OFFICE

214

08

OFFICE

210

3'-6"

CLEAR A

SUPPLY

NEW ADA SINK AND FAUCET

EXISTING CABINETRY WITH NEW QUARTZ COUNTERTOP AND BACKSPLASH. SEE

ELEVATION "A" FOR

EXISTING MILLWORK

ELECTRONIC ACCESS BY TENANT

NEW DOOR WITH RELOCATED VENT

05

ELECTRONIC ACCESS BY TENANT

INSTALL NEW DOOR AND FRAME

04

TENANT'S RELOCATED RECEPTION DESK

DOOR WITH FULL GLASS LITE

03

ENTRY AREA

OFFICE

213

10

209 07

DETAILS.

BREAK ROOM

208

06

EXISTING NON-COM EQUIPMENT

BACKBOARDS

RECORDS

204

10'-0"

CLEAR

CONFERENCE

NEW WALL

01

09

OFFICE

212

OPEN AREA

211

ACCESS BY

ELECTRONIC

TENANTCOPY / MAIL

206

TELECOM

LOCKFRAMELESS GLASS ENTRANCE (ELECTRONIC ACCESS AND MAGNETIC

BY TENANT)

ELEVATOR LOBBY

PARTITION KEY

FLOOR PLAN

SCALE: 1/8" = 1'- 0"

(USE ONLY FIGURED DIMENSIONS FOR CONSTRUCTION)

8" METAL STUDS WITH SOUND EXISTING BLDG. STANDARD PARTITION BUILT TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

INSULATION BATTING BETWEEN STUDS)

8" METAL STUDSNEW FULL HEIGHT BLDG. STANDARD PARTITION BUILD TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

WITH SOUND INSULATION BATTING BETWEEN STUDS)

4'-0" 6" 8'-1" CLEAR

GENERAL NOTES:

1.
ALL CONSTRUCTION SHALL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE CODES AND LOCAL ORDINANCES.
2.
ALL GLAZING TO COMPLY WITH APPLICABLE CODES.
3.
ALL WOOD BLOCKING TO BE NON-COMBUSTIBLE.
4.
ALL CONSTRUCTION AND FINISHES SHALL BE IN ACCORDANCE WITH BUILDING STANDARD SPECIFICATIONS.

5.
ALL ELECTRICAL OUTLETS, TELEPHONE OUTLETS, AND LIGHT FIXTURES SHOWN ON THIS PLAN ARE FOR LOCATION PURPOSES ONLY.
6.
REFER TO RELATED SUPPLEMENTAL DOCUMENTATION PREPARED BY OTHER LICENSED PROFESSIONALS FOR MECHANICAL, PLUMBING, ELECTRICAL AND FIRE PROTECTION INFORMATION.

 BUILDING DATA

BUILDING: TROY PLACE - 3001 BUILDING

YEAR BUILT: 1973

GROSS FLR. AREA (TYP. FLR.): 35,000 SF

FLOORS ABOVE GRADE PLANE:

ZONING: OSC

USE GROUP:

TYPE OF CONSTRUCTION: II-B

FIRE SUPPRESSION: FULLY SPRINKLED

DEMISING WALLS: NO FIRE RATING REQUIRED

CONIFER HQ 3001 W. BIG BEAVER ROAD SUITE 200 8,742 RSF NOTE: ALL ROOM SIZES ARE APPROXIMATE AND SUBJECT TO FIELD VERIFICATION. DO NOT SCALE DRAWING 3001 KEY PLAN	200 W M T/E J	T/E A1

EXHIBIT SET	06-09-22

N

OFFICE

OFFICE

N

OFFICE

OFFICE OFFICE OFFICE OFFICE OFFICE OFFICE

BOARDROOM

225

EXISTING POWER AND DATA FOR TENANT'S WALL MOUNTED TV

216 217 218 219 220 221 222 223 224

14 15 16 17 18 19 20 21

EXISTING FLOOR CORED POWER AND DATA LOCATION

N

N 13 N

N N 22

OFFICE

215

12

B W

OPEN AREA

02

11 J

C CLOSET

N N

J J 202

OFFICE

214

08

OFFICE

N

A SEE ELEVATION FOR POWER

LOCATIONS

N

ELECTRONIC

N

ELECTRONIC

N

CL

CNEW FLOOR CORED POWER

L AND DATA LOCATION (BELOW TENANT'S RECEPTION DESK)

210

SUPPLY

ACCESS BY TENANT

05

ACCESS BY TENANT

04 N

03

ENTRY AREA

201

T.B.D.

OFFICE

213

10

209 07

J

BREAK ROOM

06

COPIER OUTLET

EXISTING NON-COM EQUIPMENT

BACKBOARDS

RECORDS

204

N

J

N

NEW FLOOR CORED POWER AND DATA LOCATION

T.B.D.

N

NINSTALL OUTLETS AT 6'-6" AFF FOR TENANT'S WALL MOUNTED TV

01

09

OFFICE

212

OPEN AREA

ELECTRONIC ACCESSN BY

N

TENANTCOPY / MAIL

206

TELECOM

205

RENCECONFE

203

AGNETIC

FRAME (ELECT LOCKLESS GLASS ENTRANCE RONIC ACCESS AND M

BY TENANT)

N N N N

J J

ELEVATOR LOBBY

ELECTRICAL KEY

DUPLEX OUTLET (GENERAL CIRCUIT)

QUAD OUTLET (GENERAL CIRCUIT)

20 AMP DUPLEX (DEDICATED CIRCUIT)

WALL OPENING WITH PULL STRING AND TRIM RING FOR TELEPHONE/ DATA CABLING

J J-BOX TO POWER WORKSTATION

R MAGNETIC DOOR LOCK RELEASE BUTTON (BY TENANT)

CRCARD READER AND ELECTRIC STRIKE (BY TENANT)

BOX INDICATES FLOOR MOUNTED ITEMS

N INDICATES NEW ITEMS

NOTE:

ALL OUTLETS AND WALL OPENINGS NOT SHOWN ARE TO BE REMOVED AND PATCHEDELECTRICAL PLAN

SCALE: 1/8" = 1'- 0"

(USE ONLY FIGURED DIMENSIONS FOR CONSTRUCTION)

PARTITION KEY

8" METAL STUDS WITH SOUND EXISTING BLDG. STANDARD PARTITION BUILT TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

INSULATION BATTING BETWEEN STUDS)

8NEW FULL HEIGHT BLDG. STANDARD PARTITION BUILD TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5" METAL STUDS WITH SOUND INSULATION BATTING BETWEEN STUDS)

GENERAL NOTES: BUILDING DATA

1.
ALL CONSTRUCTION SHALL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE CODES AND LOCAL ORDINANCES.
5.

ALL ELECTRICAL OUTLETS, TELEPHONE OUTLETS, AND LIGHT FIXTURES SHOWN ON THIS PLAN ARE FOR LOCATION PURPOSES ONLY.

BUILDING: YEAR BUILT:

TROY PLACE - 3001 BUILDING

1973

CONIFER HQ

2. ALL GLAZING TO COMPLY WITH APPLICABLE CODES.

6.
REFER TO RELATED SUPPLEMENTAL DOCUMENTATION PREPARED BY OTHER

GROSS FLR. AREA (TYP. FLR.):

FLOORS ABOVE GRADE PLANE:

35,000 SF

3001 W. BIG BEAVER ROAD SUITE 200

3.
ALL WOOD BLOCKING TO BE NON-COMBUSTIBLE.

LICENSED PROFESSIONALS FOR MECHANICAL, PLUMBING, ELECTRICAL AND

ZONING: OSC

USE GROUP:

8,742 RSF

200

4.
ALL CONSTRUCTION AND FINISHES SHALL BE IN ACCORDANCE WITH BUILDING STANDARD

FIRE PROTECTION INFORMATION.

TYPE OF CONSTRUCTION: FIRE SUPPRESSION:

II-B FULLY SPRINKLED

NOTE: ALL ROOM SIZES ARE APPROXIMATE AND SUBJECT TO FIELD VERIFICATION.

DO NOT SCALE DRAWING W M

SPECIFICATIONS.

DEMISING WALLS:

NO FIRE RATING REQUIRED

EXHIBIT SET	06-09-22

3001 KEY PLAN

T/E J

T/E

A2

REPAIR GRID AS NEEDED DUE TO REMOVAL OF EXISTING PROJECTION SCREEN

S

D

INSTALL HEADER AT CEILING TO SUPPORT GLASS PANEL

3

S2" HEADER

INSTALL TENANT SUPPLIED WALL SCONCES ON EXISTING WALL MOUNTED J-BOXES, TYP.

SS S EXISTING DRYWALL CEILING

TO REMAIN. ADJUST AND

MODIFY PERIMETER AND INNER EDGES AS NEEDED

3

S

2" HEADER

3 3 3

S S S

KEY

NEW 2' x 4' FOCAL POINT EQUATION LED FIXTURE

NEW 2' x 2' FOCAL POINT EQUATION LED FIXTURE

EXISTING DOWNLIGHT LOCATION REPLACED WITH NEW LED FIXTURE

WALL SCONCE (BY TENANT) EXIT SIGN

S SINGLE POLE SWITCH

3

REFLECTED CEILING PLAN

PARTITION KEY

8" METAL STUDS WITH SOUND EXISTING BLDG. STANDARD PARTITION BUILT TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

INSULATION BATTING BETWEEN STUDS)

8" METAL STUDSS THREE WAY SWITCH

SCALE: 1/8" = 1'- 0"

NEW FULL HEIGHT BLDG. STANDARD PARTITION BUILD TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

NL NIGHT LIGHT (LOCATE AS

PER CODE REQUIREMENT)

(USE ONLY FIGURED DIMENSIONS FOR CONSTRUCTION)

WITH SOUND INSULATION BATTING BETWEEN STUDS)

GENERAL NOTES: BUILDING DATA

1.
ALL CONSTRUCTION SHALL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE CODES AND LOCAL ORDINANCES.
5.

ALL ELECTRICAL OUTLETS, TELEPHONE OUTLETS, AND LIGHT FIXTURES SHOWN ON THIS PLAN ARE FOR LOCATION PURPOSES ONLY.

BUILDING: YEAR BUILT:

TROY PLACE - 3001 BUILDING

1973

CONIFER HQ

2. ALL GLAZING TO COMPLY WITH

6.
REFER TO RELATED SUPPLEMENTAL

GROSS

FLR. AREA (TYP. FLR.):

35,000 SF

APPLICABLE CODES.

3.
ALL WOOD BLOCKING TO BE NON-COMBUSTIBLE.

DOCUMENTATION PREPARED BY OTHER LICENSED PROFESSIONALS FOR MECHANICAL, PLUMBING, ELECTRICAL AND

FLOORS ABOVE GRADE PLANE:

ZONING: OSC

USE GROUP:

3001 W. BIG BEAVER ROAD SUITE 200

8,742 RSF

200

4.
ALL CONSTRUCTION AND FINISHES SHALL BE IN ACCORDANCE WITH BUILDING STANDARD

FIRE PROTECTION INFORMATION.

TYPE OF CONSTRUCTION: FIRE SUPPRESSION:

II-B FULLY SPRINKLED

NOTE: ALL ROOM SIZES ARE APPROXIMATE AND SUBJECT TO FIELD VERIFICATION.

DO NOT SCALE DRAWING W M

SPECIFICATIONS.

DEMISING WALLS:

NO FIRE RATING REQUIRED

EXHIBIT SET	06-09-22

3001 KEY PLAN

T/E J

T/E

A3

PROVIDE AND INSTALL WHITE

PULL-DOWN ROLLER SHADES IN ALL EXTERIOR WINDOWS

OFFICE

216

OFFICE

217

OFFICE

218

OFFICE

219

OFFICE

220

OFFICE

221

OFFICE

222

OFFICE

223

OFFICE

224

BOARDROOM

224

14

15

16

17

18

19

20

21

13

22

CARPET DIRECTION

B

OFFICE

215

12

OPEN AREA

207

METAL SCHLUTER STRIP AT ALL LVT TRANSITIONS

02

11

C

CLOSET

202

OFFICE

214

08

LVT FLOORING

A

OFFICE

210

ENTRY AREA

201

VCT FLOORING

SUPPLY

05

04

03

209 07

VCT FLOORING

OFFICE

213

BREAK ROOM

208

ALL CABINETRY AND COUNTERTOPS TO REMAIN

RECORDS

204

CONFERENCE

203

EQ.

EQ.

10

06

01

09

LVT FLOORING

COPY / MAIL

206

TELECOM

205

OFFICE

212

OPEN AREA

211

ELEVATOR

LOBBY

FINISHES

CARPET WALL BASE

PLASTIC LAMINATE

DOORS, FRAMES & HARDWARE

ALL AREAS EXCEPT LVT AND VCT LOCATIONS SHAW CONTRACT, (COLOR T.B.D.)

LUXURY VINYL TILE FLOORING

ENTRY 201 AND BREAK AREA 208 ONLY

SHAW CONTRACT, HARD SURFACE (COLOR T.B.D.)

VCT FLOORING

TELECOM 205 AND SUPPLY 209 ONLY

ALL CARPETED AREAS

SOLID COLOR CUT-PILE 4" TALL CARPET BASE WITH SIMILAR COLOR BOUND EDGE

ALL VCT AND LVT AREAS

ROPPE, 4" COVE, NO. (COLOR T.B.D.)

PAINT

ALL AREAS

SHERWIN WILLIAMS, EGGSHELL

ENTRY AREA 201 (COFFEE AREA) AND BREAK ROOM 208 WALL AND BASE CABINETS

EXISTING TO REMAIN

SOLID SURFACE

ENTRY AREA 201 (COFFEE AREA) AND BREAK ROOM 208 COUNTERTOP AND 4" BACKSPLASH

QUARTZ, (COLOR T.B.D.)

DOORS - INTERIOR DOORS TO BE 3'-0" x 8'-0" WOOD, ALL OFFICE AND CONFERENCE ROOM DOORS TO HAVE FULL GLASS DOOR LITES (SEE DETAILS ON SHEET A5)

FRAMES - EXISTING BLDG. STD. FRAMES TO BE PAINTED (COLOR T.B.D.)

HARDWARE - BUILDING STD. BRUSHED METAL LEVERS

SUITE ENTRY DOOR NO. 01

FINISH PLAN

PARTITION KEY

8" METAL STUDS WITH SOUND EXISTING BLDG. STANDARD PARTITION BUILT TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

INSULATION BATTING BETWEEN STUDS)

ARMSTRONG, STD. EXCELON 12" x 12" (COLOR T.B.D.)

FINISH (COLOR T.B.D.) CEILING TILE

ALL AREAS

- EXISTING TILE TO REMAIN. REPLACE ANY STAINED OR DAMAGED TILES.

EXISTING FRAMELESS GLASS WITH BRUSHED STAINLESS (OR BLACK) DOOR HARDWARE

SCALE: 1/8" = 1'- 0"

(USE ONLY FIGURED DIMENSIONS FOR CONSTRUCTION)

8" METAL STUDSNEW FULL HEIGHT BLDG. STANDARD PARTITION BUILD TO THE UNDERSIDE OF CEILING GRID. ( 12" GYP. BOARD ON 3 5

WITH SOUND INSULATION BATTING BETWEEN STUDS)

T.B.D.

GENERAL NOTES:

1.
ALL CONSTRUCTION SHALL BE PERFORMED IN ACCORDANCE WITH ALL APPLICABLE CODES AND LOCAL ORDINANCES.
2.
ALL GLAZING TO COMPLY WITH APPLICABLE CODES.
3.
ALL WOOD BLOCKING TO BE NON-COMBUSTIBLE.
4.
ALL CONSTRUCTION AND FINISHES SHALL BE IN ACCORDANCE WITH BUILDING STANDARD SPECIFICATIONS.

5.
ALL ELECTRICAL OUTLETS, TELEPHONE OUTLETS, AND LIGHT FIXTURES SHOWN ON THIS PLAN ARE FOR LOCATION PURPOSES ONLY.
6.
REFER TO RELATED SUPPLEMENTAL DOCUMENTATION PREPARED BY OTHER LICENSED PROFESSIONALS FOR MECHANICAL, PLUMBING, ELECTRICAL AND FIRE PROTECTION INFORMATION.

 BUILDING DATA

BUILDING: TROY PLACE - 3001 BUILDING

YEAR BUILT: 1973

GROSS FLR. AREA (TYP. FLR.): 35,000 SF

FLOORS ABOVE GRADE PLANE:

ZONING: OSC

USE GROUP:

TYPE OF CONSTRUCTION: II-B

FIRE SUPPRESSION: FULLY SPRINKLED

DEMISING WALLS: NO FIRE RATING REQUIRED

CONIFER HQ 3001 W. BIG BEAVER ROAD SUITE 200 8,742 RSF NOTE: ALL ROOM SIZES ARE APPROXIMATE AND SUBJECT TO FIELD VERIFICATION. DO NOT SCALE DRAWING 3001 KEY PLAN	200 W M T/E J	T/E A4

EXHIBIT SET	06-09-22

4'-6" 1'-6" 2'-10" 2'-0" 2'-6" ADA MAX. HEIGHT CLEAR CABINETS 2'-0" 2'-6" 6" 3'-6" (TO BE VERIFIED) 8'-4" CEILING HEIGHT

GENERAL NOTES:

1.
ALL CONSTRUCTION SHALL BE PERFORMED IN 5. ALL ELECTRICAL OUTLETS, TELEPHONE ACCORDANCE WITH ALL APPLICABLE CODES AND OUTLETS, AND LIGHT FIXTURES SHOWN ON THIS LOCAL ORDINANCES. PLAN ARE FOR LOCATION PURPOSES ONLY.
2.
ALL GLAZING TO COMPLY WITH 6. REFER TO RELATED SUPPLEMENTAL
3.
ALL WOOD BLOCKING TO BE NON-COMBUSTIBLE. MECHANICAL, PLUMBING, ELECTRICAL AND
4.
ALL CONSTRUCTION AND FINISHES SHALL BE

APPLICABLE CODES. DOCUMENTATION PREPARED BY OTHER LICENSED PROFESSIONALS FOR

FIRE PROTECTION INFORMATION.

IN ACCORDANCE WITH BUILDING STANDARD SPECIFICATIONS.

 BUILDING DATA

BUILDING: TROY PLACE - 3001 BUILDING

YEAR BUILT: 1973

GROSS FLR. AREA (TYP. FLR.): 35,000 SF

FLOORS ABOVE GRADE PLANE:

ZONING: OSC

USE GROUP:

TYPE OF CONSTRUCTION: II-B

FIRE SUPPRESSION: FULLY SPRINKLED

DEMISING WALLS: NO FIRE RATING REQUIRED

CONIFER 3001 W. BIG BEAVER ROAD SUITE 200 SUITE 200 8,742 RSF NOTE: ALL ROOM SIZES ARE APPROXIMATE AND SUBJECT TO FIELD VERIFICATION. DO NOT SCALE DRAWING W M T/E T/E J A5 3001 KEY PLAN

N N

W

2'-6"

PROVIDE FINISHED END PANEL ON THIS CABINET

TENANT'S MICROWAVE

N

NEW FINISHED END PANEL

3'-6"

REFRIGERATOR AREA

V.I.F. 1'-3"

EXISTING OPEN AREA

2'-6"

2'-6"

3'-0"

2'-0"

2'-10"

T.B.D.

9'-0"

(TO BE VERIFIED)

FRAMELESS GLASS PANEL IN BRUSHED METAL U-CHANNELS

LOW WALL

4" TALL WALL BASE

ABREAK ROOM 208 - EXISTING MILLWORK ELEVATION

NOT TO SCALE

5'-0"

EXISTING PLAS. LAM. WALL

CABINETS TO REMAIN

EXISTING OUTLET AND WATER LINE FOR TENANT'S COFFEE MAKER

NEW QUARTZ COUNTERTOP AND 4" BACKSPLASH

EXISTING OPENING AND

OUTLET FOR TENANT'S UNDERCOUNTER REFRIGERATOR

EXISTING PLAS. LAM. BASE CABINETS

TO REMAIN

2'-6"

CLEAR

ELEVATIONS / DETAILS

SCALE: AS NOTED

(USE ONLY FIGURED DIMENSIONS FOR CONSTRUCTION)

B

C

ENTRY AREA - LOW WALL WITH GLASS PANEL ABOVE

NOT TO SCALEENTRY AREA 201 - EXISTING MILLWORK ELEVATION

AGENCY HQ

NOT TO SCALE

EXHIBIT SET	05-0266-1-232-22